                                                                    EXHIBIT 3.1

                         CERTIFICATE OF INCORPORATION

                                      OF

                           CREDIT TECHNOLOGIES, INC.

     FIRST:  The name of the Corporation is Credit Technologies, Inc.

     SECOND: The address of the registered office of the Corporation in the State of Delaware is 229 South State Street, Dover, County of Kent, and the name of its registered agent at such address is The Prentice-Hall Corporation System, Inc.

     THIRD: The nature of the business or purposes to be conducted or promoted is as follows:

     To engage in the business of designing, developing, marketing, licensing, buying and selling computer software of all types and descriptions; to provide computer and computer software related consulting services, including but not limited to software installation, development, consulting and any other activities related thereto.

     To acquire, hold, dispose of, buy, sell, underwrite, handle on commission and otherwise deal in stocks, shares, bonds, notes and obligations of the interests in corporations, joint-stock companies, trusts, associations, partnerships, firms or persons and all forms of public and municipal securities of this or any other country, or any right or interest therein, and while owner thereof, to exercise all rights, powers and privileges of ownership in the same manner and to the same extent that an individual might.

     To acquire, hold, use, construct, maintain and dispose of buildings, plants, factories, mills, machinery, works and all other real and personal property, tangible or intangible, of whatever kind and wherever situated, or any right or interest therein for the purposes of the foregoing businesses, and as a going business or otherwise, all or any part of the assets of any corporation, joint-stock company, trust, association, firm or person, and in such cases to assume all or any part of its or his liabilities.

     To engage in, transact and carry on any or all of the above businesses or any other business or activity necessary or convenient for or incidental to any or all of the foregoing or which can advantageously be conducted in connection therewith, and to engage in, transact and carry on any business or lawful act or activity for which corporation may be organized under the General Corporation Law of Delaware.

     FOURTH: The total number of shares of capital stock which the Corporation shall have the authority to issue shall be

2,500,000 shares of common stock, with a par value of $.01 per share.

     FIFTH: In furtherance of and not in limitation of powers conferred by statute, it is further provided that:

          (a) Subject to the limitations and expectations, if any, contained in the by-laws of the Corporation, the by-laws may be adopted, amended or repealed by the Board of Directors of the Corporation.

          (b)  Elections of directors need not be by written ballot.

          (c) Subject to any applicable requirements of law, the books for the Corporation may be kept outside of the State of Delaware at such location as may be designated by the Board of Directors or in the by-laws of the Corporation.

     SIXTH:  The Corporation is to have perpetual existence.

     SEVENTH: The Corporation shall indemnify each person who at any time is, or shall have been, a director or officer of the Corporation, and is threatened to be or is made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason for the fact that he is, or was, a director or officer of the Corporation, or served at the request of the Corporation as a director, officer, employee, trustee, or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement incurred in connection with any such action, suit or proceeding to the maximum extent permitted by the General Corporation Law of the State of Delaware. The foregoing right of indemnification shall in no way be exclusive of any other rights of indemnification to which any such director or officer may be entitled, under any by-law, agreement, vote of directors or stockholders or otherwise.

     EIGHTH: Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof, or on the application of any receiver or receivers appointed for this Corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of Section 279 of Title 8 of the Delaware Code, order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders of this Corporation, as the case may be, and also on this Corporation.

     NINTH: No director of the Corporation shall be personally liable to the Corporation or to any of its stockholders for monetary damages arising out of such director's breach of fiduciary duty as a director of the Corporation, except to the extent that any such limitation or elimination of liability is not permitted by the General Corporation Law of the Sate of Delaware. No amendment or repeal of this Article NINTH shall deprive a director of the benefits hereof with respect to any act or omission occurring prior to such amendment or repeal.

     TENTH: The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and this Certificate of Incorporation and all rights conferred upon stockholders herein are granted subject to this reservation.

     ELEVENTH: The name and the mailing address of the sole incorporator is as follows:

          NAME                               MAILING ADDRESS
          ----                               ---------------

     James A. Smith                     c/o Foley, Hoag & Eliot
                                        One Post Office Square
                                        Boston, Massachusetts 02109

     IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of June, 1989.


                                             /s/ James A. Smith
                                             -----------------------------
                                             James A. Smith, Incorporator

TO:  DEPARTMENT OF STATE
     Division of Corporations
     Townsend Building
     Federal Street
     Dover, Delaware  19903

     Pursuant to the provisions of Section 134 of Title 8 of the Delaware Code, the undersigned Agent for service of process, in order to change the address of the registered office of the corporations for which it is registered agent, hereby certifies that:

     1.  The name of the agent is The Prentice-Hall Corporation System, Inc.

     2. The address of the old registered office was 229 South State Street, Dover, Kent County, Delaware 19901.

     3. The address to which the registered office is to be changed is 32 Loockerman Square, Suite L-100, Dover, Kent County, Delaware 19901. The new address will be effective on October 27, 1989.

     4. The names of the corporations represented by said agent are set forth on the list annexed to this certificate and made a part hereof by reference.

     IN WITNESS WHEREOF, said agent has caused this certificate to be signed on its behalf by its Vice President and Assistant Secretary this 10th day of October 1989.

                                        THE PRENTICE-HALL CORPORATION SYSTEM


                                        /s/ Alan E. Spiewak
                                        ------------------------------------
                                        Alan Spiewak, Vice President
ATTEST:


/s/ Richard L. Kushay
- --------------------------------------
Richard L. Kushay, Assistant Secretary

                               STATE OF DELAWARE
                         CHANGE OF ADDRESS FILING FOR
         PRENTICE-HALL CORPORATION SYSTEM, INC. AS OF OCTOBER 27, 1989
                                 **DOMESTIC**

2199575 SENTAGE HOLDING CORPORATION                         06/16/89 D DE
2199576 NEURAL TRADING SYSTEMS, INC.                        06/16/89 D DE
2199577 ROCKUS INC.                                         06/16/89 D DE
2199578 CREDIT TECHNOLOGIES, INC.                           06/16/89 D DE
2199579 W.H.G. CHARTERS, LTD.                               06/16/89 D DE
2199580 DINNERWARE, PLUS, (AZ) INC.                         06/16/89 D DE
2199581 SHELBY TISSUE, INC.                                 06/16/89 D DE
2199582 DINNERWARE PLUS, (CO) INC.                          06/16/89 D DE
2199583 FT RESTAURANT CORP.                                 06/16/89 D DE
2199584 ERLANGER MINERALS AND METALS, INC.                  06/16/89 D DE
2199585 G.I. ACQUISITION CORP.                              06/16/89 D DE
2199586 MACON AUTOMOTIVE, INC.                              06/16/89 D DE
2199602 NEWBRIDGE REALTY CORP.                              06/16/89 D DE
2199612 TELCOST CONSULTANTS USA, INC.                       06/16/89 D DE
2199613 MARATHON MALLS, INC.                                06/16/89 D DE
2199622 P.D.T., INC.                                        06/16/89 D DE
2199626 FIBREBOARD FOREST INDUSTRIES CORPORATION            06/16/89 D DE
2199642 SOL MATE INC.                                       06/19/89 D DE
2199644 WEIGH TO GO INC.                                    06/19/89 D DE
2199646 U.S. HOVERCRAFT INC.                                06/19/89 D DE
2199654 METRO GARDENS DEVELOPMENT INC.                      06/19/89 D DE
2199655 GSI ACQUISITION CORP.                               06/19/89 D DE
2199656 EXECUTIVE SOFTWARE EUROPE INC.                      06/19/89 D DE
2199657 BGI ACQUISITION CORP.                               06/19/89 D DE
2199658 WELLINGTON FINANCIAL MANAGEMENT, INC.               06/19/89 D DE
2199675 USASIA PUBLISHING, INC.                             06/19/89 D DE
2199695 ADVENTURER ACQUISITION CORPORATION                  06/19/89 D DE
2199696 DEEP RIVER BOUTIQUE, INC.                           06/19/89 D DE
2199705 MABEY BRIDGE, INC.                                  06/19/89 D DE
2199708 ARIES FILM RELEASING CORP.                          06/19/89 D DE
2199749 JHM CAPITAL ADVISORS, INC.                          06/19/89 D DE
2199799 SURE BROADCASTING, INC.                             06/20/89 D DE
2199807 ANZUS, INC.                                         06/20/89 D DE
2199808 WHEELABRATOR MONTGOMERY INC.                        06/20/89 D DE
2199811 STANWICH INSURANCE AGENCY, INC.                     06/20/89 D DE
2199817 CONSORTIUM PERESTROICORP, INC.                      06/20/89 D DE
2199830 C.L.W., INC.                                        06/20/89 D DE
2199832 BUTTEMER, INC.                                      06/20/89 D DE
2199834 MCDONALD'S RESTAURANTES PORTUGAL LTD.               06/20/89 D DE
2199836 DEARFIELD FARMS INC.                                06/20/89 D DE
2199838 HUNTERS CAPITAL INVESTMENTS-I, INC.                 06/20/89 D DE
2199860 BNY LICENSING CORP.                                 06/20/89 D DE
2199861 GREENWOOD RACING INC.                               06/20/89 D DE
2199893 61589 ACQUISITION CORP.                             06/20/89 D DE
2199897 EBISCO, CORP.                                       06/20/89 D DE
2199905 DELTA MAILING SERVICES, INC.                        06/20/89 D DE

                           CERTIFICATE OF AMENDMENT

                                      OF

                         CERTIFICATE OF INCORPORATION

                                      OF

                           CREDIT TECHNOLOGIES, INC.

     Credit Technologies, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY
CERTIFY:

     FIRST: That the following amendment to the Certificate of Incorporation of Credit Technologies, Inc. (the "Corporation") has been duly adopted in accordance with the provisions of Section 242 of the Delaware General Corporation Law:

     That the Certificate of Incorporation of the Corporation be amended by deleting the old Article Fourth and inserting a new Article Fourth in its stead which shall be and read as follows in its entirety:

     "FOURTH: The total number of shares of capital stock which the Corporation shall have the authority to issue shall be 3,000,000 shares of common stock, with a par value of $.01 per share."

     IN WITNESS WHEREOF, Credit Technologies, Inc. has caused this certificate to be signed by its President and attested by its Assistant Secretary this sixth day of November, 1990.

                                               CREDIT TECHNOLOGIES, INC.


                                               By: /s/ Pamela D. A. Reeve
                                                   -----------------------
                                                   Its President

ATTEST

By: /s/ William Brown
    -----------------------
    Its Assistant Secretary

                           CERTIFICATE OF AMENDMENT

                                      OF

                         CERTIFICATE OF INCORPORATION

                                      OF

                           CREDIT TECHNOLOGIES, INC.

     Credit Technologies, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY
CERTIFY:

     FIRST: That the following amendment to the Certificate of Incorporation of Credit Technologies, Inc. (the "Corporation") has been duly adopted in accordance with the provisions of Section 242 of the Delaware General Corporation Law:

     That the Certificate of Incorporation of the Corporation be amended by deleting the old Article Fourth and inserting a new Article Fourth in its stead which shall be and read as follows in its entirety:

     "FOURTH: The total number of shares of capital stock which the Corporation shall have the authority to issue shall be 4,500,000 shares of commons stock, with a par value of $.01 per share."

     IN WITNESS WHEREOF, Credit Technologies, Inc. has caused this certificate to be signed by its President and attested by its Assistant Secretary this 20th day of December, 1990.

                                               CREDIT TECHNOLOGIES, INC.


                                               By: /s/ Pamela D. A. Reeve
                                                   -----------------------
                                                   Its President

ATTEST

By: /s/ William Brown
    -----------------------
    Its Assistant Secretary

                           CERTIFICATE OF AMENDMENT

                                      OF

                         CERTIFICATE OF INCORPORATION

                                      OF

                           CREDIT TECHNOLOGIES, INC.


     Credit Technologies, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"), DOES HEREBY CERTIFY:

     That the following amendment to the Certificate of Incorporation of the Corporation dated June 16, 1989, as amended on November 13, 1990 and December 20, 1990, has been duly adopted in accordance with the provisions of Section 242 of the Delaware General Corporation Law:

     That the Certificate of Incorporation of the Corporation be amended by deleting the old Article Fourth and inserting a new Article Fourth in its stead which shall be and read as follows in its entirety:

     FOURTH: The total number of shares of capital stock which the Corporation shall have the authority to issue shall be 5,130,516 shares, of which 4,500,000 shall be shares of common stock, each of which shall have a par value of $.01 (the "Common Stock"), and 630,516 shall be shares of preferred stock, each of which shall have a par value of $.01 (the "Preferred Stock"), amounting to an aggregate par value of $51,305.16.

     The following is a statement of the designations, powers, preferences and rights, and the qualifications, limitations and restrictions, granted to or imposed upon the respective classes of shares of capital stock of the Corporation or the holders thereof:

                     SERIES A CONVERTIBLE PREFERRED STOCK

     1.   Number of Shares.  The series of Preferred Stock designated and known
          ----------------
"Series A convertible Preferred Stock" shall consist of 630,516 shares.

     2.   Voting.
          ------

          2A.  General.  Except as may be otherwise provided in these terms of
               -------
he Series A Convertible Preferred Stock or by law, the Series A Convertible Preferred Stock shall vote together with all other classes and series of stock of the Corporation as a single class on all actions to be taken by the stockholders of the Corporation, including, without limitation, the election of directors of the Corporation. Notwithstanding the foregoing or anything else to the contrary provided in the Certificate of Incorporation, if the Corporation fails or refuses, for any reason or for no reason, to redeem on the Redemption Date (as defined in paragraph 7) all of the then outstanding shares of Series A Convertible Preferred Stock in accordance with the terms and provisions of paragraph 7, the holders of the Series A Convertible Preferred Stock, voting as a separate series, shall be entitled to elect a majority of the directors of the Corporation. Each share of Series A Convertible Preferred Stock shall entitle the holder thereof to such number of votes per share on each such action as shall equal the number of shares of Common Stock (including fractions of a share) into which each share of Series A Convertible Preferred Stock is then convertible.

          2B.  Board Size.  The Corporation shall not, without the written
               ----------
consent or affirmative vote of the holders of at least two-thirds of the then outstanding shares of Series A Convertible Preferred Stock, given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a series, increase the maximum number of directors constituting the Board of Directors to a number in excess of seven.

     3.   Dividends.  Commencing on and from October 1, 1992, the holders of the
          ---------
Series A Convertible Preferred Stock shall be entitled to receive, out of funds legally available therefor, annual dividends at the rate per annum of $.127 per share (annually an "Accrued Dividend" and collectively the "Accruing Dividends"), such payments to be made (except as hereinafter provided) on the last day of December in each year for the period ended on the immediately,prior September 30, with the first such dividend being paid on December 31, 1993 for the period ended September 30, 1993. Accruing Dividends shall accrue from day to day, whether or not earned or declared, and shall be cumulative. The Board of Directors may defer paying an Accruing Dividend for a period ended September 30 to the extent that for the Corporation's fiscal year ended such September 30 it had consolidated net income of less than $500,000. To the extent that the Corporation has deferred paying an Accrued Dividend, such Accrued Dividend shall be paid on the first December 31 thereafter in which the Corporation's consolidated net income for the immediately prior September 30 equals or exceeds $500,000. Payment of deferred Accrued Dividends shall be made at the rate of one deferred Accrued Dividend for each $500,000 of consolidated net income in excess of the first $500,000. For the purposes of this paragraph 3, consolidated net income shall be determined in accordance with generally accepted accounting principles, consistently applied.

     4.   Liquidation.  Upon any liquidation, dissolution or winding up of the
          -----------
Corporation, whether voluntary or involuntary, the holders of the shares of Series A Convertible Preferred Stock shall first be entitled, before any distribution or payment is made upon any stock ranking on liquidation junior to the Series A Convertible Preferred Stock, to be paid an amount equal to the greater of (i) $1.586 per share plus, in the case of each share, an amount equal to all Accruing Dividends unpaid thereon (whether or not declared) and any other dividends declared but unpaid thereon, computed to the date payment thereof is made available, or (ii) such amount per share as would have been payable had each such share been converted to Common Stock pursuant to paragraph 6 immediately prior to such liquidation, dissolution or winding up, and the holders of Series A Convertible Preferred Stock shall not be entitled to any further payment, such amount payable with respect to one share of Series A Convertible Preferred stock being sometimes referred to as the "Liquidation Preference Payment" and with respect to all shares of Series A Convertible Preferred Stock being sometimes referred to as the "Liquidation Preference Payments". If upon such liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the assets to be distributed among the holders of Series A Convertible Preferred Stock shall be insufficient to permit payment in full to the holders of Series A Convertible Preferred Stock of the Liquidation Preference Payments, then the entire assets of the Corporation to be so distributed shall be distributed ratably among the holders of Series A Convertible Preferred Stock. Upon any such liquidation, dissolution or winding up of the Corporation, immediately after the holders of Series A Convertible Preferred Stock shall have been paid in full the Liquidation Preference Payments, the remaining net assets of the Corporation available for distribution may be distributed ratably among the holders of Common Stock. Written notice of such liquidation, dissolution or winding up, stating a payment date and the place where said payments shall be made, shall be given by mail, postage prepaid, or by telex to non-U.S. residents, not less than 20 days prior to the payment date stated therein, to the holders of record of Series A Convertible Preferred Stock, such notice to be addressed to each such holder at its address as shown by the records of the Corporation. The consolidation or merger of the Corporation into or with any other entity or entities which results in the exchange of outstanding shares of the Corporation for securities or other consideration issued or paid or caused to be issued or paid by any such entity or affiliate thereof (excluding any consolidation or merger in which the shareholders of the Corporation hold more than fifty percent (50%) of the voting securities of the surviving corporation), and the sale or transfer by the Corporation of all or substantially all its assets, shall be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of the provisions of this paragraph 4. For purposes hereof, the Common Stock shall rank in liquidation junior to the Series A Convertible Preferred Stock.

     5.   Restrictions.  At any time when shares of Series A Convertible
          ------------
Preferred Stock are outstanding, except where the vote or written consent of the holders of a greater number of shares of the Corporation is required by law or by the Certificate of Incorporation, and in addition to any other vote required by law or the Certificate of Incorporation, without the approval of the holders of at least two-thirds of the then outstanding shares of Series A Convertible Preferred Stock, given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a series, the Corporation will not:

          5A. Create or authorize the creation of any additional class or series of shares of stock unless the same ranks junior to the Series A Convertible Preferred Stock as to the distribution of assets on the liquidation, dissolution or winding up of the Corporation, or increase the authorized amount of the Series A Convertible Preferred Stock or increase the authorized amount of any additional class or series of shares of stock unless the same ranks junior to the Series A Convertible Preferred Stock as to the distribution of assets on the liquidation, dissolution or winding up of the Corporation, or create or authorize any obligation or security convertible into shares of Series A Convertible Preferred Stock or into shares of any other class or series of stock unless the same ranks junior to the Series A Convertible Preferred Stock as to the distribution of assets on the liquidation, dissolution or winding up of the Corporation, whether any such creation, authorization or increase shall be by means of amendment to the Certificate of Incorporation or by merger, consolidation or otherwise;

          5B. Consent to any liquidation, dissolution or winding up of the Corporation or consolidate or merge into or with any other entity or entities or sell or transfer all or substantially all its assets;

          5C. Amend, alter or repeal its Certificate of Incorporation or By-laws so as to adversely affect the rights of the holders of the Series A Convertible Preferred Stock;

          5D. Purchase or set aside any sums for the purchase of, or pay any dividend or make any distribution on, any shares of stock other than the Series A Convertible Preferred Stock, except for dividends or other distributions payable on the Common Stock solely in the form of additional shares of Common Stock and except for the purchase of shares of Common Stock from former employees of the Corporation who acquired such shares directly from the Corporation, if each such purchase is made pursuant to contractual rights held by the Corporation relating to the termination of employment of such former employee and the purchase price does not exceed the original issue price paid by such former employee to the Corporation for such shares; or

          5E. Redeem or otherwise acquire any shares of Series A Convertible Preferred Stock except as expressly authorized in paragraph 7 hereof or pursuant to a purchase offer made pro rata to all holders of the shares of Series A Convertible Preferred Stock on the basis of the aggregate number of outstanding shares of Series A Convertible Preferred Stock then held by each such holder.

     6.   Conversions.  The holders of shares of Series A Convertible Preferred
          -----------
Stock shall have the following conversion rights:

          6A.  Right to Convert.  Subject to the terms and conditions of this
               ----------------
paragraph 6, the holder of any share or shares of Series A Convertible Preferred Stock shall have the right, at its option at any time, to convert any such shares of Series A Convertible Preferred Stock (except that upon any liquidation of the Corporation the right of conversion shall terminate at the close of business on the business day fixed for payment of the amount distributable on the Series A Convertible Preferred Stock) into such number of fully paid and nonassessable shares of Common Stock as is obtained by (i) multiplying the number of shares of Series A Convertible Preferred Stock so to be converted by $1.586 and (ii) dividing the result by the conversion price of $1.586 per share or, in case an adjustment of such price has taken place pursuant to the further provisions of this paragraph 6, then by the conversion price as last adjusted and in effect at the date any share or shares of Series A Convertible Preferred Stock are surrendered for conversion (such price, or such price as last adjusted, being referred to as the "Conversion Price"). Such rights of conversion shall be exercised by the holder thereof by giving written notice that the holder elects to convert a stated number of shares of Series A Convertible Preferred Stock into Common Stock and by surrender of a certificate or certificates for the shares so to be converted to the Corporation at its principal office (or such other office or agency of the Corporation as the Corporation may designate by notice in writing to the holders of the Series A Convertible Preferred Stock) at any time during its usual business hours on the date set forth in such notice, together with a statement of the name or names (with address) in which the certificate or 'Certificates for shares of Common Stock shall be issued.

          6B.  Issuance of Certificates; Time Conversion Effected.  Promptly
               --------------------------------------------------
after the receipt of the written notice referred to in subparagraph 6A and surrender of the certificate or certificates for the share or shares of Series A Convertible Preferred Stock to be converted, the Corporation shall issue and deliver, or cause to be issued and delivered, to the holder, registered in such name or names as such holder may direct, a certificate or certificates for the number of whole shares of Common Stock issuable upon the conversion of such share or shares of Series A Convertible Preferred Stock. To the extent permitted by law, such conversion shall be deemed to have been effected and the Conversion Price shall be determined as of the close of business on the date on which such written notice shall have been received by the Corporation and the certificate or certificates for such share or shares shall have been surrendered as aforesaid, and at such time the rights of the holder of such share or shares of Series A Convertible Preferred Stock shall cease, and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares represented thereby.

          6C.  Fractional Shares; Dividends; Partial Conversion.  No fractional
               ------------------------------------------------
shares shall be issued upon conversion of Series A Convertible Preferred Stock into Common Stock and no payment or adjustment shall be made upon any conversion on account of any cash dividends on the Common Stock issued upon such conversion. At the time of each conversion, the Corporation shall pay, out of assets legally available therefor, in cash an amount equal to all dividends, excluding Accruing Dividends, declared and unpaid on the shares of Series A Convertible Preferred Stock surrendered for conversion to the date upon which such conversion is deemed to take place as provided in subparagraph 6B. In case the number of shares of Series A Convertible Preferred Stock represented by the certificate or certificates surrendered pursuant to subparagraph 6A exceeds the number of shares converted, the Corporation shall, upon such conversion, execute and deliver to the holder, at the expense of the Corporation, a new certificate or certificates for the number of shares of Series A Convertible Preferred Stock represented by the certificate or certificates surrendered which are not to be converted. If any fractional share of Common Stock would, except for the provisions of the first sentence of this subparagraph 6C, be delivered upon such conversion, the Corporation, in lieu of delivering such fractional share, shall pay to the holder surrendering the Series A Convertible Preferred Stock for conversion an amount in cash equal to the current market price of such fractional share as determined in good faith by the Board of Directors of the Corporation.

          6D.  Adjustment of Price Upon Issuance of Common Stock.  Except as
               -------------------------------------------------
provided in subparagraph 6E, if and whenever the Corporation shall issue or sell, or is, in accordance with subparagraphs 6D(1) through 6D(7), deemed to have issued or sold, any shares of Common Stock for a consideration per share less than the Conversion Price in effect immediately prior to the time of such issue or sale, then, forthwith upon such issue or sale, the Conversion Price shall be reduced to the price determined by dividing (i) an amount equal to the sum of (a) the number of shares of Common Stock outstanding immediately prior to such issue or sale (including the number of shares of Common Stock then issued or issuable upon conversion of all issued and outstanding shares of series A Convertible Preferred Stock) multiplied by the then existing Conversion Price and (b) the consideration, if any, received by the Corporation upon such issue or sale, by (ii) the total number of shares of Common Stock outstanding immediately after such issue or sale (including the number of shares of Common Stock then issued or issuable upon conversion of all issued and outstanding shares of Series A Convertible Preferred Stock).

     For purposes of this subparagraph 6D, the following subparagraphs 6D(1) to 6D(7) shall also be applicable:

               6D(1)  Issuance of Rights or Options.  In case at any time the
                      -----------------------------
     Corporation shall in any manner grant (whether directly or by assumption in a merger or otherwise) any warrants or other rights to subscribe for or to purchase, or any options for the purchase of, Common Stock or any stock or security convertible into or exchangeable for Common Stock (such warrants, rights or options being called "Options" and such convertible or exchangeable stock or securities being called "Convertible Securities") whether or not such Options or the right to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such Options or upon the conversion or exchange of such Convertible Securities (determined by dividing (i) the total amount, if any, received or receivable by the Corporation as consideration for the granting of such Options, plus the minimum aggregate amount of additional consideration payable to the Corporation upon the exercise of all such Options, plus, in the case of such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options) shall be less than the Conversion Price in effect immediately prior to the time of the granting of such options, then the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such Options shall be deemed to have been issued for such price per share as of the date of granting of such Options or the issuance of such Convertible Securities and thereafter shall be deemed to be outstanding. Except as otherwise provided in subparagraph 6D(3), no adjustment of the Conversion Price shall be made upon the actual issue of such Common Stock or of such Convertible Securities upon exercise of such Options or upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities.

               6D(2)  Issuance of Convertible Securities.  In case the
                      ----------------------------------
     Corporation shall in any manner issue (whether directly or by assumption in a merger or otherwise) or sell any Convertible Securities, whether or not the rights to exchange or convert any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange (determined by dividing (i) the total amount received or receivable by the Corporation as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities) shall be less than the Conversion Price in effect immediately prior to the time of such issue or sale, then the total maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall be deemed to have been issued for such price per share as of the date of the issue or sale of such Convertible Securities and thereafter shall be deemed to be outstanding, provided that (a) except as otherwise provided in subparagraph 6D(3), no adjustment of the Conversion Price shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities and (b) if any such issue or sale of such Convertible Securities is made upon exercise of any Options to purchase any such Convertible Securities for which adjustments of the Conversion Price have been or are to be made pursuant to other provisions of this subparagraph 6D, no further adjustment of the Conversion Price shall be made by reason of such issue or sale.

               6D(3)  Change in Option Price or Conversion Rate.  Upon the
                      -----------------------------------------
     happening of any of the following events, namely, if the purchase price provided for in any Option referred to in subparagraph 6D(1), the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in subparagraph 6D(1) or 6D(2), or the rate at which Convertible Securities referred to in subparagraph 6D(1) or 6D(2) are convertible into or exchangeable for Common Stock shall change at any time (including, but not limited to, changes under or by reason of provisions designed to protect against dilution), the Conversion Price in effect at the time of such event shall forthwith be readjusted to the Conversion Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold, but only if as a result of such adjustment the Conversion Price then in effect hereunder is thereby reduced; and on the expiration of any such Option or the termination of any such right to convert or exchange such Convertible Securities, the Conversion Price then in effect hereunder shall forthwith be increased to the Conversion Price which would have been in effect at the time of such expiration or termination had such Option or Convertible Securities, to the extent outstanding immediately prior to such expiration or termination, never been issued.

               6D(4)  Stock Dividends.  In case the Corporation shall declare a
                      ---------------
     dividend or make any other distribution upon any stock of the Corporation payable in Common Stock (except for dividends or distributions upon the Common Stock), Options or Convertible Securities, any Common Stock, Options or Convertible Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration.

               6D(5)  Consideration for Stock.  In case any shares of Common
                      -----------------------
     Stock, Options or Convertible Securities shall be issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Corporation therefor, without deduction therefrom of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Corporation in connection therewith. In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Corporation shall be deemed to be the fair value of such consideration as determined in good faith by the Board of Directors of the Corporation, without deduction of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Corporation in connection therewith. In case any Options shall be issued in connection with the issue and sale of other securities of the Corporation, together comprising one integral transaction in which no specific consideration is allocated to such Options by the parties thereto, such Options shall be deemed to have been issued for such consideration as determined in good faith by the Board of Directors of the Corporation.

               6D(6)  Record Date.  In case the Corporation shall take a record
                      -----------
     of the holders of its Common Stock for the purpose of entitling them (i) to receive a dividend or other distribution payable in Common Stock, Options or Convertible Securities or (ii) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

               6D(7)  Treasury Shares.  The number of shares of Common Stock
                      ---------------
     outstanding at any given time shall not include shares owned or held by or for the account of the Corporation, and the disposition of any such shares shall be considered an issue or sale of Common Stock for the purpose of this subparagraph 6D.

          6E.  Certain Issues of Common Stock Excepted.  Anything herein to the
               ---------------------------------------
contrary notwithstanding, the Corporation shall not be required to make any adjustment of the Conversion Price in the case of the issuance of (i) up to an aggregate of 800,000 shares (appropriately adjusted to reflect the occurrence of any event described in subparagraph 6F) of Common Stock to directors, officers, employees or consultants of the Corporation in connection with their service to the Corporation or their employment by the Corporation and (ii) shares of Common Stock issued upon conversion of the Series A Convertible Preferred Stock. Any shares of Common Stock issued pursuant to clause (i) of this subparagraph 6E which are hereinafter repurchased by the Company at a purchase price per share no greater than the price per share paid to the Company upon the issuance of such shares shall again be available for issuance pursuant to clause (i) of this subparagraph 6E .

          6F.  Subdivision or Combination of Common Stock.  In case the
               ------------------------------------------
Corporation shall at any time subdivide (by any stock split, stock dividend or otherwise) its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision shall be proportionately reduced, and, conversely, in case the outstanding shares of Common Stock shall be combined into a smaller number of shares, the Conversion Price in effect immediately prior to such combination shall be proportionately increased.

          6G.  Reorganization or Reclassification.  If any capital
               ----------------------------------
reorganization or reclassification of the capital stock of the Corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such reorganization or reclassification, lawful and adequate provisions shall be made whereby each holder of a share or shares of Series A Convertible Preferred Stock shall thereupon have the right to receive, upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock immediately theretofore receivable upon the conversion of such share or shares of Series A Convertible Preferred Stock, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such Common Stock immediately theretofore receivable upon such conversion had such reorganization or reclassification not taken place, and in any such case appropriate provisions shall be made with respect to the rights and interests of such holder to the end that the provisions hereof (including without limitation provisions for adjustments of the Conversion Price) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise of such conversion rights.

          6H.  Notice of Adjustment.  Upon any adjustment of the Conversion
               --------------------
Price, then and in each such case the Corporation shall give written notice thereof, by first class mail, postage prepaid, or by telex or telecopier to non-U.S. residents, addressed to each holder of shares of Series A Convertible Preferred Stock at the address of such holder as shown on the books of the Corporation, which notice shall state the Conversion Price resulting from such adjustment, setting forth in reasonable detail the method upon which such calculation is based.

          6I.  Other Notices.  In case at any time:
               -------------

               (1) the Corporation shall declare any dividend upon its Common Stock payable in cash or stock or make any other distribution to the holders of its Common Stock;

               (2)  the Corporation shall offer for subscription pro rata to the
                                                                 --- ----
     holders of its Common Stock any additional shares of stock of any class or other rights;

               (3) there shall be any capital reorganization or reclassification of the capital stock of the Corporation, or a consolidation or merger of the Corporation with or into, or a sale of all or substantially all its assets to, another entity or entities; or

               (4) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Corporation;

then, in any one or more of said cases, the Corporation shall give, by first class mail, postage prepaid, or by telex or telecopier to non-U.S. residents, addressed to each holder of any shares of Series A Convertible Preferred Stock at the address of such holder as shown on the books of the Corporation, (a) at least 20 days' prior written notice of the date on which the books of the Corporation shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up and (b) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, at least 20 days, prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause (a) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto and such notice in accordance with the foregoing clause (b) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be.

          6J.  Stock to be Reserved.  The Corporation will at all times reserve
               --------------------
and keep available out of its authorized Common Stock, solely for the purpose of issuance upon the conversion of Series A Convertible Preferred Stock as herein provided, such number of shares of Common Stock as shall then be issuable upon the conversion of all outstanding shares of Series A Convertible Preferred Stock. The Corporation covenants that all shares of Common Stock which shall be so issued shall be duly and validly issued and fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof, and, without limiting the generality of the foregoing, the Corporation covenants that it will from time to time take all such action as may be requisite to assure that the par value per share of the Common Stock is at all times equal to or less than the Conversion Price in effect at the time. The Corporation will take all such action as may be necessary to assure that all such shares of Common Stock may be so issued without violation of any applicable law or regulation, or of any requirement of any national securities exchange upon which the Common Stock may be listed. The Corporation will not take any action which results in any adjustment of the Conversion Price if the total number of shares of Common Stock issued and issuable after such action upon conversion of the Series A Convertible Preferred Stock would exceed the total number of shares of Common Stock then authorized by its Certificate of Incorporation.

          6K.  No Reissuance of Series A Convertible Preferred Stock.  Shares of
               -----------------------------------------------------
Series A Convertible Preferred Stock which are converted into shares of Common Stock as provided herein shall not be reissued.

          6L.  Issue Tax.  The issuance of certificates for shares of Common
               ---------
Stock upon conversion of Series A Convertible Preferred Stock shall be made without charge to the holders thereof for any issuance tax in respect thereof, provided that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the holder of the Series A Convertible Preferred Stock which is being converted.

          6M.  Closing of Books.  The Corporation will at no time close its
               ----------------
transfer books against the transfer of any Series A

Convertible Preferred Stock or of any shares of Common Stock issued or issuable upon the conversion of any shares of Series A Convertible Preferred Stock in any manner which interferes with the timely conversion of such Series A Convertible Preferred Stock, except as may otherwise be required to comply with applicable securities laws.

          6N.  Definition of Common Stock.  As used in this paragraph 6, the
               --------------------------
term "Common Stock shall mean and include the Corporation's authorized Common Stock, par value $.01 per share, as constituted on the date of filing of these terms of the Series A Convertible Preferred Stock, and shall also include any capital stock of any class of the Corporation thereafter authorized which shall neither be limited to a fixed sum or percentage of par value in respect of the rights of the holders thereof to participate in dividends nor entities to a preference in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation; provided that the shares of Common Stock receivable upon conversion of shares of Series A Convertible Preferred Stock shall include only shares designated as Common Stock of the Corporation on the date of filing of this instrument, or in case of any reorganization or reclassification of the outstanding shares thereof, the stock, securities or assets provided for in subparagraph 6C.

          6O.  Mandatory Conversion.  If at any time (A) the Corporation shall
               --------------------
effect a firm commitment underwritten public offering of shares of Common Stock in which (i) the aggregate price paid for such shares by the public shall be at least $7,500,000 and (ii) the price paid by the public for such shares shall be at least $4.75 per share (appropriately adjusted to reflect the occurrence of any event described in subparagraph 6F) or (B) there shall be less than twenty percent (20%) of the originally issued shares of Series A Convertible Preferred Stock outstanding, then effective upon the closing of the sale of such shares by the Corporation pursuant to such public offering or such reduction in the number of outstanding shares of Series A Convertible Preferred Stock, as the case may be, all outstanding shares of Series A Convertible Preferred Stock shall automatically and without any further action on the part of the Corporation convert to shares of Common Stock.

     7.   Redemption.  The shares of Series A Convertible Preferred Stock shall
          ----------
be redeemed as follows:

          7A.  Mandatory Redemption.  On December 31, 1997 (the "Redemption
               --------------------
Date"), the Corporation shall redeem from each holder of shares of Series A Convertible Preferred Stock out of funds legally available therefor, all of the shares of Series A Convertible Preferred Stock held by such holder on the Redemption Date.

          7B.  Redemption Price and Payment.  The Series A Convertible Preferred
               ----------------------------
Stock to be redeemed on the Redemption Date shall be redeemed by paying for each share in cash an amount equal to the greater of (i) the Liquidation Preference Payment and (ii) the Fair Market Value as of September 30, 1997, such amount being referred to as the "Redemption Price". Such payment shall be made in full on the Redemption Date to the holders entitled thereto.

          7C.  Redemption Mechanics.  At least ten (10) but not more than ninety
               --------------------
(90) days prior to the Redemption Date, written notice (the "Redemption Notice") shall be given by the Corporation by mail, postage prepaid, or by telex or telecopier to non-U.S. residents, to each holder of record (at the close of business on the business day next preceding the day on which the Redemption Notice is given) of shares of Series A Convertible Preferred Stock notifying such holder of the redemption and specifying the Redemption Price, the Redemption Date and the place where said Redemption Price shall be payable. The Redemption Notice shall be addressed to each holder at his address as shown by the records of the Corporation. From and after the close of business on the Redemption Date, unless there shall have been a default in the payment of the Redemption Price, all rights of holders of shares of Series A Convertible Preferred Stock (except the right to receive the Redemption Price) shall cease with respect to such shares, and such shares shall not thereafter be transferred on the books of the Corporation or be deemed to be outstanding for any purpose whatsoever. If the funds of the Corporation legally available for redemption of shares of Series A Convertible Preferred Stock on the Redemption Date are insufficient to redeem the total number of outstanding shares of Series A Convertible Preferred Stock, the holders of shares of Series A Convertible Preferred Stock shall share ratably in any funds legally available for redemption of such shares according to the respective amounts which would be payable with respect to the full number of shares owned by them if all such outstanding shares were redeemed in full. The shares of Series A Convertible Preferred Stock not redeemed shall remain outstanding and entitled to all rights and preferences provided herein. At any time thereafter when additional funds of the Corporation are legally available for the redemption of such shares of Series A Convertible Preferred Stock, such funds will be used, at the end of the next succeeding fiscal quarter, to redeem the balance of such shares, or such portion thereof for which funds are then legally available, on the basis set forth above.

          7D.  Fair Market Value.  For the purposes of this paragraph 7, "Fair
               -----------------
Market Value" per share of Series A Convertible Preferred Stock shall mean:

               7D(1) if the Company's Common Stock is publicly traded, an amount
     (A) equal to (x) the average on September 30, 1997 of the high and low prices of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if such stock is then traded on a national securities exchange; or
     (y) the last reported sale price on September 30, 1997 of the Common Stock on the NASDAQ National Market List, if the Common Stock is not then traded on a national securities exchange; or (z) the closing bid price (or average of bid prices) last quoted on September 30, 1997 by an established quotation service for over-the-counter securities, if the Common Stock is not reported on the NASDAQ National Market List, (B) multiplied by the number of shares of Common Stock (including fractions of a share) into which each share of Series A Convertible Preferred Stock may be converted as of September 30, 1997; or

               7D(2) if the Company's Common Stock is not publicly traded as provided in subparagraph 7(D)(1) above, an amount (A) determined by dividing the Company's Fair Market Value, determined as of September 30, 1997, by the number of actual outstanding shares of Common Stock, on a fully-diluted basis, as of September 30, 1997, (B) multiplied by the number of shares of Common Stock (including fractions of a share) into which each share of Series A Convertible Preferred Stock may be converted as of September 30, 1997. The Company's Fair Market Value shall be the price which could be obtained for one hundred percent (100%) of the equity interest in the Company on a consolidated basis if the Company were sold to a willing buyer by a willing seller in a single arm's-length transaction, determined by considering the Company's profits after tax, book value, revenues and cash flow as of September 30, 1997.

     In the event that the Fair Market Value per share of Common Stock is to be determined pursuant to subparagraph 7D(2) above then, in such event, on or before October 31 1997, a representative of the Company and a representative of the holder or holders of a majority of the then outstanding shares of Series A Convertible Preferred Stock will use their best efforts to reach agreement on the Company's Fair Market Value. If they are unable to reach such agreement within ten (10) days after the end of such period, the Company and such holder or holders will agree on the selection of an independent appraiser. Such appraiser will have fifteen
     (15) days in which to determine the Company's Fair Market Value, and its determination thereof will be final and binding on all parties concerned. If the Company and such holder or holders are unable to reach an agreement as to an independent appraiser within five (5) days after the aforesaid ten
     (10) day period, then two appraisers will be appointed within five (5) days thereafter to determine the Company's Fair Market Value, one by the Company and one by the holder or holders of a majority of the then outstanding shares of Series A Convertible Preferred Stock. Each of the Company and such holder or holders will cause their appraiser to determine independently the

     Company's Fair Market Value within fifteen (15) days after the time of their appointment. If the lesser of the two appraised values so determined (the "Low Value") exceeds or is equal to ninety percent (90%) of the value of the greater of the two appraised values (the "High Value"), the Company's Fair Market Value will be deemed to be equal to the average of the two appraisals. If the Low Value is less than ninety percent (90%) of the High Value, the two appraisers will themselves appoint a third appraiser within five (5) days after the two appraisals have been rendered. Such third appraiser will have fifteen (15) days in which to determine independently the Company's Fair Market Value. The median of the three (3) appraised values shall be binding on all parties concerned as the Company's Fair Market Value. The expenses of the appraisal will be borne solely by the Company.

          7E.  Additional Payments Upon Merger, Etc.  If at any time within one
               -------------------------------------
     year after the date of redemption provided for in paragraph 7A, the Company shall become party to one or more mergers, consolidations, sales of all or substantially all of its assets or other similar corporate actions pursuant to which the holders of the Company's Common Stock receive cash, securities or other property, or the Company is acquired by the purchase of a majority of its shares of Common Stock, or the Company or its stockholders enter into any agreement or letter of intent contemplating any of the foregoing transactions, the Company shall, simultaneously with the consummation of any such transaction or at such later time as any payment described below is received by the Company or its stockholders, make an additional payment to the holder or holders whose shares of Series A Convertible Preferred Stock were so redeemed by the Company in an amount equal to the excess, if any, of the value per share of the cash, securities and other property that such holder or holders would have received (or that the Company received in which such holder or holders would have had a beneficial interest) had the shares of Series A Convertible Preferred Stock not been redeemed pursuant to paragraph 7A, over the payment received by such holder or holders with respect to such shares of Series A Convertible Preferred Stock. Each payment made to such holder or holders pursuant to this subparagraph 7E shall be made either in cash or in the form of the securities and other property received by the holders of shares of Common Stock of the Company.

          7F.  Redeemed or Otherwise Acquired Shares to be Retired.  Any shares
               ---------------------------------------------------
     of Series A Convertible Preferred Stock redeemed pursuant to this paragraph 7 or otherwise acquired by the Corporation in any manner whatsoever shall be cancelled and shall not under any circumstances be reissued; and the Corporation may from time to time take such appropriate corporate action as may be necessary to reduce accordingly the number of authorized shares of Series A Convertible Preferred Stock.

     8.   Amendments.  No provision of these terms of the Series A Convertible
          ----------
Preferred Stock may be amended, modified or waived without the written consent or affirmative vote of the holders of at least two-thirds of the then outstanding shares of Series A Convertible Preferred Stock.

     IN WITNESS WHEREOF, Credit Technologies, Inc. has caused this certificate to be signed by its President and attested by its Secretary this eighth day of February, 1991.


                                    CREDIT TECHNOLOGIES, INC.


                                    By: /s/ Pamela D. A. Reeve
                                       --------------------------
                                        Its President


ATTEST


By: /s/ John D. Patterson, Jr.
   ---------------------------
    Its Secretary

                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION

                                       OF

                           CREDIT TECHNOLOGIES, INC.

     Credit Technologies, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"), DOES HEREBY CERTIFY:

     That the following amendment to the Certificate of Incorporation of the Corporation dated June 16, 1989, as amended on November 13, 1990, December 20, 1990 and February 11, 1991, has been duly adopted in accordance with the provisions of Section 242 of the Delaware General Corporation Law:

     That the Certificate of Incorporation of the Corporation be amended by deleting the old Article Fourth and inserting a new Article Fourth in its stead which shall be and read as follows in its entirety:

     FOURTH: The total number of shares of capital stock which the Corporation shall have the authority to issue shall be 7,250,516 shares, of which 6,000,000 shall be shares of common stock, each of which shall have a par value of $.01 (the "Common Stock"), and 1,250,516 shall be shares of preferred stock, each of which shall have a par value of $.01 (the "Preferred Stock"), amounting to an aggregate par value of $72,505.16.

     The following is a statement of the designations, powers, preferences and rights, and the qualifications, limitations and restrictions, granted to or imposed upon the respective classes of shares of capital stock of the Corporation or the holders thereof:

               SERIES A AND SERIES B CONVERTIBLE PREFERRED STOCK

     1.   Number of Shares.  The series of Preferred Stock designated and known
          ----------------
as "Series A Convertible Preferred Stock" shall consist of 630,516 shares. The series of Preferred Stock designated and known as the "Series B Convertible Preferred Stock" shall consist of 620,0000 shares. The term "Preferred Stock" used without reference to the Series A Convertible Preferred Stock or the Series B Convertible Preferred Stock means both the Series A Convertible Preferred Stock and the Series B Convertible Preferred Stock, share for share alike without distinction as to series except as otherwise expressly provided or as the context otherwise requires.

     2.   Voting.
          ------

          2A.  General.  Except as may be otherwise provided in these terms of
               -------
the Preferred Stock or by law, the Preferred Stock shall vote together with all other classes and series of stock of the Corporation as a single class on all actions to be taken by the stockholders of the Corporation, including, without limitation, the election of directors of the Corporation. Notwithstanding the foregoing or anything else to the contrary provided in the Certificate of Incorporation, if the Corporation fails or refuses, for any reason or for no reason, to redeem on the Redemption Date (as defined in paragraph 7) all of the then outstanding shares of Preferred Stock in accordance with the terms and provisions of paragraph 7, the holders of the Preferred Stock, voting together as a single series, shall be entitled to elect a majority of the directors of the Corporation. Each share of Preferred Stock shall entitle the holder thereof to such number of votes per share on each such action as shall equal the number of shares of Common Stock (including fractions of a share) into which each such share of Preferred Stock is then convertible.

          2B.  Board Size.  The Corporation shall not, without the written
               ----------
consent or affirmative vote of the holders of at least two-thirds of the then outstanding shares of Preferred Stock, given in writing or by vote at a meeting, consenting or voting (as the case may be) together as a single series, increase the maximum number of directors constituting the Board of Directors to a number in excess of seven.

     3.   Dividends.  Commencing on and from October 1, 1992, the holders of the
          ---------
Series A Convertible Preferred Stock shall be entitled to receive, out of funds legally available therefor, annual dividends at the rate per annum or $.127 per share, and the holders of the Series B Convertible Preferred Stock shall be entitled to receive, out of funds legally available therefor, annual dividends at the rate per annum of $.14 per share (annually an "Accrued Dividend" and collectively the "Accruing Dividends"), such payments to be made (except as hereinafter provided) on the last day of December in each year for the period ended on the immediately prior September 30, with the first such dividend being paid on December 31, 1993 for the period ended September 30, 1993. Accruing Dividends shall accrue from day to day, whether or not earned or declared, and shall be cumulative. The Board of Directors may defer paying an Accruing Dividend on both the Series A Convertible Preferred Stock and the Series B Convertible Preferred Stock for a period ended September 30 to the extent that for the Corporation's fiscal year ended such September 30 it had consolidated net income of less than $500,000. To the extent that the Corporation has deferred paying an Accrued Dividend, such Accrued Dividend shall be paid on the first December 31 thereafter in which the Corporation's consolidated net income for the immediately prior September 30 equals or exceeds $500,000. Payment of deferred Accrued Dividends shall be made at the rate of one deferred Accrued Dividend for each $500,000 of consolidated net income in excess of the first $500,000. For the purposes of this paragraph 3, consolidated net income shall be determined in accordance with generally accepted accounting principles, consistently applied.

     4.   Liquidation.  Upon any liquidation, dissolution or winding up of the
          -----------
Corporation, whether voluntary or involuntary, the holders of the shares of Preferred Stock shall first be entitled, before any distribution or payment is made upon any stock ranking on liquidation junior to the Preferred Stock, to be paid an amount equal to the greater of (i) $1.586 per share in the case of each share of Series A Convertible Preferred Stock and $1.75 per share in the case of each such share of Series B Convertible Preferred Stock, plus, in the case of each share, an amount equal to all Accruing Dividends unpaid thereon (whether or not declared) and any other dividends declared but unpaid thereon, computed to the date payment thereof is made available, or (ii) such amount per share as would have been payable had each such share of Preferred Stock been converted to Common Stock pursuant to paragraph 6 immediately prior to such liquidation, dissolution or winding up, and the holders of Preferred Stock shall not be entitled to any further payment, such amount payable with respect to one share of Preferred Stock being sometimes referred to as the "Liquidation Preference Payment" and with respect to all shares of Preferred Stock being sometimes referred to as the "Liquidation Preference Payments." If upon such liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the assets to be distributed among the holders of Preferred Stock shall be insufficient to permit payment in full to the holders of Preferred Stock of the Liquidation Preference Payments, then the entire assets of the Corporation to be so distributed shall be distributed ratably, based upon Liquidation Payments, among the holders of Preferred Stock. Upon any such liquidation, dissolution or winding up of the Corporation, immediately after the holders of Preferred Stock shall have been paid in full the Liquidation Preference Payments, the remaining net assets of the Corporation available for distribution may be distributed ratably among the holders of Common Stock. Written notice of such liquidation, dissolution or winding up, stating a payment date and the place where said payments shall be made, shall be given by mail, postage prepaid, or by telex to non-U.S. residents, not less than 20 days prior to the payment date stated therein, to the holders of record of Preferred Stock, such notice to be addressed to each such holder at its address as shown by the records of the Corporation. The consolidation or merger of the Corporation into or with any other entity or entities which results in the exchange of outstanding shares of the Corporation for securities or other consideration issued or paid or caused to be issued or paid by any such entity or affiliate thereof (excluding any consolidation or merger in which the shareholders of the Corporation hold more than fifty percent (50%) of the voting securities of the surviving corporation), and the sale or transfer by the Corporation of all or substantially all its assets, shall be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of the provisions of this paragraph 4. For purposes hereof, the Common Stock shall rank in liquidation junior to the Preferred Stock.

     5.   Restrictions.  At any time when shares of Preferred Stock are
          ------------
outstanding, except where the vote or written consent of the holders of a greater number of shares of the Corporation is required by law or by the Certificate of Incorporation, and in addition to any other vote required by law or the Certificate of incorporation, without the approval of the holders of at least two-thirds of the then outstanding shares of Preferred Stock, given in writing or by vote at a meeting, consenting or voting (as the case may be) together as a single series, the Corporation will not:

          5A. Create or authorize the creation of any additional class or series of shares of stock unless the same ranks junior to the Preferred Stock as to the distribution of assets on the liquidation, dissolution or winding up of the Corporation, or increase the authorized amount of the Series A Convertible Preferred Stock or Series B Convertible Preferred Stock or increase the authorized amount of any additional class or series of shares of stock unless the same ranks junior to the Preferred Stock as to the distribution of assets on the liquidation, dissolution or winding up of the Corporation, or create or authorize any obligation or security convertible into shares of Series A Convertible Preferred Stock or Series B Convertible Preferred Stock or into shares of any other class or series of stock unless the same ranks junior to the Preferred Stock as to the distribution of assets on the liquidation, dissolution or winding up of the Corporation, whether any such creation, authorization or increase shall be by means of amendment to the Certificate of Incorporation or by merger, consolidation or otherwise;

          5B. Consent to any liquidation, dissolution or winding up of the Corporation or consolidate or merge into or with any other entity or entities or sell or transfer all or substantially all its assets;

          5C. Amend, alter or repeal its Certificate of Incorporation or By-laws so as to adversely affect the rights of the holders of the Series A Convertible Preferred Stock or the Series B Convertible Preferred Stock;

          5D. Purchase or set aside any sums for the purchase of, or pay any dividend or make any distribution on, any shares of stock other than the Preferred Stock, except for dividends or other distributions payable on the Common Stock solely in the form of additional shares of Common Stock and except for the purchase of shares of Common Stock from former employees of the corporation who acquired such shares directly from the Corporation, if each such purchase is made pursuant to contractual rights held by the Corporation relating to the termination of employment of such former employee and the purchase price does not exceed the original issue price paid by such former employee to the corporation for such shares; or

          5E. Redeem or otherwise acquire any shares of Preferred Stock except as expressly authorized in paragraph 7 hereof or pursuant to a purchase offer made pro rata to all holders of shares of Preferred Stock on the basis of the aggregate number of outstanding shares of Preferred Stock then held by each such holder.

     6.   Conversions.  The holders of shares of Preferred Stock shall have the
          -----------
following conversion rights:

          6A.  Right to Convert.  Subject to the terms and conditions of this
               ----------------
paragraph 6, the holder of any share or shares of Preferred Stock shall have the right, at its option at any time, to convert any such shares of Preferred Stock (except that upon any liquidation of the Corporation the right of conversion shall terminate at the close of business on the business day fixed for payment of the amount distributable on the Preferred Stock) into such number of fully paid and nonassessable shares of Common Stock as is obtained by (A) in the case of the Series A Convertible Preferred Stock, (i) multiplying the number of shares of Series A Convertible Preferred Stock so to be converted by $1.586 and
(ii) dividing the result by the conversion price of $1.586 per share or, in case an adjustment of such price has taken place pursuant to the further provisions of this paragraph 6, then by the conversion price as last adjusted and in effect at the date any share or shares of Series A Convertible Preferred Stock are surrendered for conversion, and (B) in the case of the Series B Convertible Preferred Stock, (i) multiplying the number of shares of Series B Convertible Preferred Stock so to be converted by $1.75 and (ii) dividing the result by the conversion price of $1.75 per share or, in case an adjustment of such price has taken place pursuant to the further provisions of this paragraph 6, then by the conversion price as last adjusted and in effect at the date any share or shares of Series B Convertible Preferred Stock are surrendered for conversion. The conversion price set forth in clause A(ii) and clause B(ii) hereof or such price as last adjusted, being referred to as the "Conversion Price". Such rights of conversion shall be exercised by the holder thereof by giving written notice that the holder elects to convert a stated number of shares of Preferred Stock into Common Stock and by surrender of a certificate or certificates for the shares so to be converted to the Corporation at its principal office (or such other office or agency of the Corporation as the Corporation may designate by notice in writing to the holders of the Preferred Stock) at any time during its usual business hours on the date set forth in such notice, together with a statement of the name or names (with address) in which the certificate or certificates for shares of Common Stock shall be issued.

          6B.  Issuance of Certificates; Time Conversion Effected.  Promptly
               --------------------------------------------------
after the receipt of the written notice referred to in subparagraph 6A and surrender of the certificate or certificates for the share or shares of Preferred Stock to be converted, the Corporation shall issue and deliver, or cause to be issued and delivered, to the holder, registered in such name or names as such holder may direct, a certificate or certificates for the number of whole shares of Common Stock issuable upon the conversion of such share or shares of Preferred Stock. To the extent permitted by law, such conversion shall be deemed to have been effected and the Conversion Price shall be determined as of the close of business on the date on which such written notice shall have been received by the Corporation and the certificate or certificates for such share or shares shall have been surrendered as aforesaid, and at such time the rights of the holder of such share or shares of Preferred Stock shall cease, and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares represented thereby.

          6C.  Fractional Shares; Dividends; Partial Conversion.  No fractional
               ------------------------------------------------
shares shall be issued upon conversion of Preferred Stock into Common Stock and no payment or adjustment shall be made upon any conversion on account of any cash dividends on the Common Stock issued upon such conversion. At the time of each conversion, the Corporation shall pay, out of assets legally available therefor, in cash an amount equal to all dividends, excluding Accruing Dividends, declared and unpaid on the shares of Preferred Stock surrendered for conversion to the date upon which such conversion is deemed to take place as provided in subparagraph 6B. In case the number of shares of Preferred Stock represented by the certificate or certificates surrendered pursuant to subparagraph 6A exceeds the number of shares converted the Corporation shall, upon such conversion execute and deliver to the holder, at the expense of the Corporation, a new certificate or certificates for the number of shares of Preferred Stock represented by the certificate or certificates surrendered which are not to be converted. If any fractional share of Common Stock would, except for the provisions of the first sentence of this subparagraph 6C, be delivered upon such conversion, the Corporation, in lieu of delivering such fractional share, shall pay to the holder surrendering the Preferred Stock for conversion an amount in cash equal to the current market price of such fractional share as determined in good faith by the Board of Directors of the Corporation.

          6D.  Adjustment of Price Upon Issuance of Common Stock.  Except as
               -------------------------------------------------
provided in subparagraph 6E, if and whenever the Corporation shall issue or sell, or is, in accordance with subparagraphs 6D(l) through 6D(7), deemed to have issued or sold, any shares of Common Stock for a consideration per share less than the Conversion Price in effect immediately prior to the time of such issue or sale, then, forthwith upon such issue or sale, the Conversion Price shall be reduced to the price determined by dividing (i) an amount equal to the sum of (a) the number of shares of Common Stock outstanding immediately prior to such issue or sale (including the number of shares of Common Stock then issued or issuable upon conversion of all issued and outstanding shares of Preferred Stock) multiplied by the then existing Conversion Price and (b) the consideration, if any, received by the Corporation upon such issue or sale, by
(ii) the total number of shares of Common Stock outstanding immediately after such issue or sale (including the number of shares of Common Stock then issued or issuable upon conversion of all issued and outstanding shares of Preferred Stock).

     For purposes of this subparagraph 6D, the following subparagraphs 6D(l) to 6D(7) shall also be applicable:

               6D(1)  Issuance of Rights or Options.  In case at any time the
                      -----------------------------
     Corporation shall in any manner grant (whether directly or by assumption in a merger or otherwise) any warrants or other rights to subscribe for or to purchase, or any options for the purchase of, Common Stock or any stock or security convertible into or exchangeable for Common Stock (such warrants, rights or options being called "Options" and such convertible or exchangeable stock or securities being called "Convertible Securities") whether or not such Options or the right to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such Options or upon the conversion or exchange of such Convertible Securities (determined by dividing (i) the total amount, if any, received or receivable by the Corporation as consideration for the granting of such options, plus the a minimum aggregate amount of additional consideration payable to the Corporation upon the exercise of all such options, plus, in the case of such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options) shall be less than the Conversion Price in effect immediately prior to the time of the granting of such options then the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such Options shall be deemed to have been issued for such price per share as of the date of granting of such Options or the issuance of such Convertible Securities and thereafter shall be deemed to be outstanding. Except as otherwise provided in subparagraph 6D(3), no adjustment of the Conversion Price shall be made upon the actual issue of such Common Stock or of such Convertible Securities upon exercise of such Options or upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities.

               6D(2)  Issuance of Convertible Securities.  In case the
                      ----------------------------------
     Corporation shall in any manner issue (whether directly or by assumption in a merger or otherwise) or sell any Convertible Securities, whether or not the rights to exchange or convert any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange (determined by dividing (i) the total amount received or receivable by the Corporation as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities) shall be less than the Conversion Price in effect immediately prior to the time of such issue or sale, then the total maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall be deemed to have been issued for such price per share as of the date of the issue or sale of such Convertible Securities and thereafter shall be deemed to be outstanding, provided that (a) except as otherwise provided in subparagraph 6D(3), no adjustment of the Conversion Price shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities and (b) if any such issue or sale of such Convertible Securities is made upon exercise of any Options to purchase any such Convertible Securities for which adjustments of the Conversion Price have been or are to be made pursuant to other provisions of this subparagraph 6D, no further adjustment of the Conversion Price shall be made by reason of such issue or sale.

               6D(3)  Change in Option Price or Conversion Rate.  Upon the
                      -----------------------------------------
     happening of any of the following events, namely, if the purchase price provided for in any Option referred to in subparagraph 6D(l), the additional consideration, if any, payable upon the conversion or exchange of any Convertible

     Securities referred to in subparagraph 6D(l) or 6D(2), or the rate at which Convertible Securities referred to in subparagraph 6D(l) or 6D(2) are convertible into or exchangeable for Common Stock shall change at any time (including, but not limited to, changes under or by reason of provisions designed to protect against dilution), the Conversion Price in effect at the time of such event shall forthwith be readjusted to the Conversion Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold, but only if as a result of such adjustment the Conversion Price then in effect hereunder is thereby reduced; and on the expiration of any such Option or the termination of any such right to convert or exchange such Convertible Securities, the Conversion Price then in effect hereunder shall forthwith be increased to the Conversion Price which would have been in effect at the time of such expiration or termination had such Option or Convertible Securities, to the extent outstanding immediately prior to such expiration or termination, never been issued.

               6D(4)  Stock Dividends.  In case the Corporation shall declare a
                      ---------------
     dividend or make any other distribution upon any stock of the Corporation payable in Common Stock (except for dividends or distributions upon the Common Stock), Options or Convertible Securities, any Common Stock, Options or Convertible Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration.

               6D(5)  Consideration for Stock.  In case any shares of Common
                      -----------------------
     Stock, Options or Convertible Securities shall be issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Corporation therefor, without deduction therefrom of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Corporation in connection therewith. In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Corporation shall be deemed to be the fair value of such consideration as determined in good faith by the Board of Directors of the Corporation, without deduction of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Corporation in connection therewith. In case any Options shall be issued in connection with the issue and sale of other securities of the Corporation, together comprising one integral transaction in which no specific consideration is allocated to such Options by the parties thereto, such Options shall be deemed to have been issued for such consideration as determined in good faith by the Board of Directors of the Corporation.

               6D(6)  Record Date.  In case the Corporation shall take a record
                      -----------
     of the holders of its Common Stock for the purpose of entitling them (i) to receive a dividend or other distribution payable in Common Stock, Options or Convertible Securities or (i) to subscribe for or purchase Common
     Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

               6D(7)  Treasury Shares.  The number of shares of Common Stock
                      ---------------
     outstanding at any given time shall not include shares owned or held by or for the account of the Corporation, and the disposition of any such shares shall be considered an issue or sale of Common Stock for the purpose of this subparagraph 6D.

          6D(a)     Special Adjustment to Series B Convertible Preferred Stock.
                    ----------------------------------------------------------
In addition to the adjustments to the Conversion Price pursuant to subparagraph 6D, the Conversion Price of the Series B convertible Preferred Stock will be adjusted to an amount equal to: (a) two times the Corporation's consolidated gross revenues from operations for its fiscal year ending September 30, 1992,
(b) divided by 4,143,892; provided, however, that in no event shall the foregoing adjustment result in a Conversion Price of less than $.965 per share or more than $1.93 per share. The foregoing notwithstanding no adjustment pursuant to this subparagraph 6D(a) will be made if the then Conversion Price of the Series B Convertible Preferred Stock shall be less than $.965 per share. The numbers and prices set forth in this subparagraph 6D(a) shall be appropriately adjusted to reflect the occurrence of any event described in subparagraph 6F.

          6E.  Certain Issues of Common Stock and Other Events Excepted.
               --------------------------------------------------------
Anything herein to the contrary notwithstanding, the Corporation shall not be required to make any adjustment of the Conversion Price in the case of the issuance of (i) up to an aggregate of 800,000 shares (appropriately adjusted to reflect the occurrence of any event described in subparagraph 6F) of Common Stock to directors, officers, employees or consultants of the Corporation in connection with their service to the Corporation or their employment by the Corporation and (ii) shares of Common Stock issued upon conversion of the Preferred Stock. Any shares of Common Stock issued pursuant to clause (i) of this subparagraph 6E which are hereinafter repurchased by the Company at a purchase price per share no greater than the price per share paid to the Company upon the issuance of such shares shall again be available for issuance pursuant to clause (i) of this subparagraph 6E. Further, no adjustment to the Conversion Price of the Series A Convertible Preferred Stock shall be made as a result of any adjustment to the Conversion Price of the Series B Convertible Preferred Stock pursuant to subparagraph 6D(a).

          6F.  Subdivision or Combination of Common Stock.  In case the
               ------------------------------------------
Corporation shall at any time subdivide (by any stock split, stock dividend or otherwise) its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision shall be proportionately reduced, and, conversely, in case the outstanding shares of Common Stock shall be combined into a smaller number of shares, the Conversion Price in effect immediately prior to such combination shall be proportionately increased.

          6G.  Reorganization or Reclassification.  If any capital
               ----------------------------------
reorganization or reclassification of the capital stock of the Corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such reorganization or reclassification, lawful and adequate provisions shall be made whereby each holder of a share or shares of Preferred Stock shall thereupon have the right to receive, upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock immediately theretofore receivable upon the conversion of such share or shares of Preferred Stock, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such Common Stock immediately theretofore receivable upon such conversion had such reorganization or reclassification not taken place, and in any such case appropriate provisions shall be made with respect to the rights and interests of such holder to the end that the provisions hereof (including without limitation provisions for adjustments of the Conversion Price) shall thereafter be applicable, as nearly as may be, in relation to any shares of stack, securities or assets thereafter deliverable upon the exercise of such conversion rights.

          6H.  Notice of Adjustment.  Upon any adjustment of the Conversion
               --------------------
Price, then and in each such case the Corporation shall give written notice thereof, by first class mail, postage prepaid, or by telex or telecopier to non-U.S. residents, addressed to each holder of shares of Preferred Stock at the address of such holder as shown an the books of the Corporation, which notice shall state the Conversion Price resulting from such adjustment, setting forth in reasonable detail the method upon which such calculation is based.

          6I.  Other Notices.  In case at any time:
               -------------

               (1) the Corporation shall declare any dividend upon its Common Stock payable in cash or stock or make any other distribution to the holders of its Common Stock;

               (2) the Corporation shall offer for subscription pro rata to the
                                                                --- ----
     holders of its Common Stock any additional shares of stock of any class or other rights;

               (3) there shall be any capital reorganization or reclassification of the capital stock of the Corporation, or a consolidation or merger of the Corporation with or into, or a sale of all or substantially all its assets to, another entity or entities; or

               (4) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Corporation;

then, in any one or more of said cases, the Corporation shall give, by first class mail, postage prepaid, or by telex or telecopier to non-U.S. residents, addressed to each holder of any shares of Preferred Stock at the address of such holder as shown on the books of the Corporation, (a) at least 20 days' prior written notice of the date on which the books of the Corporation shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up and (b) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, at least 20 days, prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause (a) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto and such notice in accordance with the foregoing clause (b) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be.

          6J.  Stock to be Reserved.  The Corporation will at all times reserve
               --------------------
and keep available out of its authorized Common Stock, solely for the purpose of issuance upon the conversion of Preferred Stock as herein provided, such number of shares of Common Stock as shall then be issuable upon the conversion of all outstanding shares of Preferred Stock. The Corporation covenants that all shares of Common Stock which shall be so issued shall be duly and validly issued and fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof, and, without limiting the generality of the foregoing, the Corporation covenants that it will from time to time take all such action as may be requisite to assure that the par value per share of the Common Stock is at all times equal to or less than the Conversion

Price in effect at the time. The Corporation will take all such action as may be necessary to assure that all such shares of Common Stock may be so issued without violation of any applicable law or regulation, or of any requirement of any national securities exchange upon which the Common Stock may be listed. The Corporation will not take any action which results in any adjustment of the Conversion Price if the total number of shares of Common Stock issued and issuable after such action upon conversion of the Preferred Stock would exceed the total number of shares of Common Stock then authorized by its Certificate of Incorporation.

          6K.  No Reissuance of Preferred Stock.  Shares of Preferred Stock
               --------------------------------
which are converted into shares of Common Stock as provided herein shall not be reissued.

          6L.  Issue Tax.  The issuance of certificates for shares of Common
               ---------
stock upon conversion of Preferred Stock shall be made without charge to the holders thereof for any issuance tax in respect thereof, provided that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the holder of the Preferred Stock which is being converted.

          6M.  Closing of Books.  The Corporation will at no time close its
               ----------------
transfer books against the transfer of any Preferred Stock or of any shares of Common Stock issued or issuable upon the conversion of any shares of Preferred Stock in any manner which interferes with the timely conversion of such Preferred Stock, except as may otherwise be required to comply with applicable securities laws.

          6N.  Definition of Common Stock.  As used in this paragraph 6, the
               --------------------------
term "Common Stock" shall mean and include the Corporation's authorized
Common Stock, par value $.01 per share, as constituted on the date of filing of these terms of the Preferred Stock, and shall also include any capital stock of any class of the Corporation thereafter authorized which shall neither be limited to a fixed sum or percentage of par value in respect of the rights of the holders thereof to participate in dividends nor entitled to a preference in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation; provided that the shares of Common Stock receivable upon conversion of shares of Preferred Stock shall include only shares designated as Common Stock of the Corporation on the date of filing of this instrument, or in case of any reorganization' or reclassification of the outstanding shares thereof, the stock, securities or assets provided for in subparagraph 6G.

          6O.  Mandatory Conversion.  If at any time (A) the Corporation shall
               --------------------
effect a firm commitment underwritten public offering of shares of Common Stock in which (i) the aggregate price paid for such shares by the public shall be at least

$7,500,000 and (ii) the price paid by the public for such shares shall be at least $5.25 per share (appropriately adjusted to reflect the occurrence of any event described in subparagraph 6F) or (B) there shall be less than twenty percent (20%) of the originally issued shares of Preferred Stock outstanding, then effective upon the closing of the sale of such shares by the Corporation pursuant to such public offering or such reduction in the number of outstanding shares of Preferred Stock, as the case may be, all outstanding shares of Preferred Stock shall automatically and without any further action on the part of the Corporation convert to shares of Common Stock.

     7.   Redemption.  The shares of Preferred Stock shall be redeemed as
          ----------
follows:

          7A.  Mandatory Redemption.  On December 31, 1997 (the "Redemption
               ---------------------
Date"), the Corporation shall redeem from each holder of shares of Preferred Stock, out of funds legally available therefor, all of the shares of Preferred Stock held by such holder on the Redemption Date.

          7B.  Redemption Price and Payment.  The Preferred Stock to be redeemed
               ----------------------------
on the Redemption Date shall be redeemed by paying for each share in cash an amount equal to the greater of (i) the Liquidation Preference Payment for such Preferred Stock and (ii) the Fair Market Value as of September 30, 1997, such amount being referred to as the "Redemption Price". Such payment shall be made in full on the Redemption Date to the holders entitled thereto.

          7C.  Redemption Mechanics.  At least ten (10) but not more than ninety
               --------------------
(90) days prior to the Redemption Date, written notice (the "Redemption Notice") shall be given by the Corporation by mail, postage prepaid, or by telex or telecopier to non-U.S. residents, to each holder of record (at the close of business on the business day next preceding the day on which the Redemption Notice is given) of shares of Preferred Stock notifying such holder of the redemption and specifying the Redemption Price, the Redemption Date and the place where said Redemption Price shall be payable. The Redemption Notice shall be addressed to each holder at his address as shown by the records of the Corporation. From and after the close of business on the Redemption Date, unless there shall have been a default in the payment of the Redemption Price, all rights of holders of shares of Preferred Stock (except the right to receive the Redemption Price) shall cease with respect to such shares, and such shares shall not thereafter be transferred on the books of the Corporation or be deemed to be outstanding for any purpose whatsoever. If the funds of the Corporation legally available for redemption of shares of Preferred Stock on the Redemption Date are insufficient to redeem the total number of outstanding shares of Preferred Stock, the holders of shares of Preferred Stock shall share ratably, based upon Liquidation Payments, in any funds legally available for redemption of such shares according to the respective amounts which would be payable with respect to the full number of shares owned by them if all such outstanding shares were redeemed in full. The shares of Preferred Stock not redeemed shall remain outstanding and entitled to all rights and preferences provided herein. At any time thereafter when additional funds of the Corporation are legally available for the redemption of such shares of Preferred Stock, such funds will be used, at the end of the next succeeding fiscal quarter, to redeem the balance of such shares, or such portion thereof for which funds are then legally available, on the basis set forth above.

          7D.  Fair Market Value.  For the purposes of this paragraph 7, "Fair
               -----------------
Market Value" per share of Preferred Stock shall mean:

               7D(1) if the Company's Common Stock is publicly traded, an amount (A) equal to (x) the average on September 30, 1997 of the high and low prices of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if such stock is then traded on a national securities exchange; or (y) the last reported sale price on September 30, 1997 of the Common Stock on the NASDAQ National Market List, if the Common Stock is not then traded on a national securities exchange; or (z) the closing bid price (or average of bid prices) last quoted on September 30, 1997 by an established quotation service for over-the-counter securities, if the Common Stock is not reported on the NASDAQ National Market List, (B) multiplied by the number of shares of Common Stock (including fractions of a share) into which each share of Preferred Stock may be converted as of September 30, 1997; or

               7D(2) if the Company's Common Stock is not publicly traded as provided in subparagraph 7(D)(1) above, an amount (A) determined by dividing the Company's Fair Market Value, determined as of September 30, 1997, by the number of actual outstanding shares of Common Stock, on a fully-diluted basis, as of September 30, 1997, (B) multiplied by the number of shares of Common Stock (including fractions of a share) into which each share of Preferred Stock may be converted as of September 30, 1997. The Company's Fair Market Value shall be the price which could be obtained for one hundred percent (100%) of the equity interest in the Company on a consolidated basis if the Company were sold to a willing buyer by a willing seller in a single arm's-length transaction, determined by considering the Company's profits after tax, book value, revenues and cash flow as of September 30, 1997.

               In the event that the Fair Market Value per share of Common Stock is to be determined pursuant to subparagraph 7D(2) above then, in such event, on or before October 31, 1997, a representative of the Company and a representative of the holder or holders of a majority of the then outstanding shares of Preferred Stock will use their best efforts to reach agreement on the Company's Fair Market Value. If they are unable to reach such agreement within ten (10) days after the end of such period, the Company and such holder or holders will agree on the selection of an independent appraiser. Such appraiser will have fifteen (15) days in which to determine the Company's Fair Market Value, and its determination thereof will be final and binding on all parties concerned. If the Company and such holder or holders are unable to reach an agreement as to an independent appraiser within five (5) days after the aforesaid ten (10) day period, then two appraisers will be appointed within five (5) days thereafter to determine the Company's Fair Market Value, one by the Company and one by the holder or holders of a majority of the then outstanding shares of Preferred Stock. Each of the Company and such holder or holders will cause their appraiser to determine independently the Company's Fair Market Value within fifteen (15) days after the time of their appointment. If the lesser of the two appraised values so determined (the "Low Value") exceeds or is equal to ninety percent (90%) of the value of the greater of the two appraised values (the "High Value"), the Company's Fair Market Value will be deemed to be equal to the average of the two appraisals. If the Low Value is less than ninety percent (90%) of the High Value, the two appraisers will themselves appoint a third appraiser within five (5) days after the two appraisals have been rendered. Such third appraiser will have fifteen (15) days in which to determine independently the Company's Fair Market Value. The median of the three (3) appraised values shall be binding on all parties concerned as the Company's Fair Market Value. The expenses of the appraisal will be borne solely by the Company.

          7E.  Additional Payments Upon Merger, Etc.  If at any time within one
               ------------------------------------
year after the date of redemption provided for in paragraph 7A, the Company shall become party to one or more mergers, consolidations, sales of all or substantially all of its assets or other similar corporate actions pursuant to which the holders of the Company's Common Stock receive cash, securities or other property, or the Company is acquired by the purchase of a majority of its shares of Common Stock, or the Company or its stockholders enter into any agreement or letter of intent contemplating any of the foregoing transactions, the Company shall, simultaneously with the consummation of any such transaction or at such later time as any payment described below is received by the Company or its stockholders, make an additional payment to the holder or holders whose shares of Preferred Stock were so redeemed by the Company in an amount equal to the excess, if any, of the value per share of the cash, securities and other property that such holder or holders would have received (or that the Company received in which such holder or holders would have had a beneficial interest) had the shares of Preferred Stock not been redeemed pursuant to paragraph 7A, over the payment received by such holder or holders with respect to such shares of Preferred Stock. Each payment made to such holder or holders pursuant to this subparagraph 7E shall be made either in cash or in the form of the securities and other property received by the holders of shares of Common Stock of the Company.

          7F.  Redeemed or Otherwise Acquired Shares to be Retired.  Any shares
               ---------------------------------------------------
of Preferred Stock redeemed pursuant to this paragraph 7 or otherwise acquired by the Corporation in any manner whatsoever shall be cancelled and shall not under any circumstances be reissued; and the Corporation may from time to time take such appropriate corporate action as may be necessary to reduce accordingly the number of authorized shares of Preferred Stock.

     8.   Amendments.  No provision of these terms of the Preferred Stock may be
          ----------
amended, modified or waived without the written consent or affirmative vote of the holders of at least two-thirds of the then outstanding shares of Preferred Stock, voting together as a single series.

     IN WITNESS WHEREOF, Credit Technologies, Inc. has caused this certificate to be signed by its President and attested by its Secretary this
   11   day of December, 1991.
- --------       --------

                                    CREDIT TECHNOLOGIES, INC.



ATTEST                              By: /s/ Pamela D.A. Reeve
                                       -----------------------
                                         Its President

By: /s/ John D. Patterson, Jr.
   ---------------------------
   Its Secretary

                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION

                                       OF

                           CREDIT TECHNOLOGIES, INC.

     Credit Technologies, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"), DOES HEREBY CERTIFY:

     That the following amendment to the Certificate of Incorporation of the Corporation dated June 16, 1989, as amended on November 13, 1990, December 20, 1990, February 11, 1991 and December 19, 1991, has been duly adopted in accordance with the provisions of Section 242 of the Delaware General Corporation Law:

     That the Certificate of Incorporation of the Corporation be amended by deleting the old Article Fourth and insert in a new Article Fourth in its stead which shall be and read as follows in its entirety:

     FOURTH: The total number of shares of capital stock which the Corporation shall have the authority to issue shall be 8,475,516 shares, of which 7,000,000 shall be shares of common stock, each of which shall have a par value of $.01 (the "Common Stock"), and 1,475,516 shall be shares of preferred stock, each of which shall have a par value of $.01 (the "Preferred Stock"), amounting to an aggregate par value of $84,755.16.

     The following is a statement of the designations, powers, preferences and rights, and the qualifications, limitations and restrictions, granted to or imposed upon the respective classes of shares of capital stock of the Corporation or the holders thereof:

     IN WITNESS WHEREOF, Credit Technologies, Inc. has caused this certificate to be signed by its President and attested by its Secretary this 7th day of
                                                                 ---
June, 1993.

                                    CREDIT TECHNOLOGIES, INC.


                                    By: /s/ Pamela D.A. Reeve
                                       -----------------------
                                       Its President

ATTEST


By: /s/ John D. Patterson, Jr.
   ---------------------------
   Its Secretary

          SERIES A, SERIES B AND SERIES C CONVERTIBLE PREFERRED STOCK


     1.  Number of Shares.  The series of Preferred Stock designated and known
         ----------------
as "Series A Convertible Preferred Stock" shall consist of 630,516 shares. The series of Preferred stock designated and known as the "Series B Convertible Preferred Stock" shall consist of 620,000 shares. The series of Preferred Stock designated and known as "Series C Convertible Preferred Stock" shall consist of 225,000 shares. The term "Preferred Stock" used without reference to the Series A Convertible Preferred Stock, the Series B Convertible Preferred Stock or the Series C Convertible Preferred Stock means the Series A Convertible Preferred Stock, the Series B Convertible Preferred Stock and the Series C Convertible Preferred Stock share for share alike and without distinction as to series except as otherwise expressly provided or as the context otherwise requires.

     2.  Voting.
         ------

          2A.  General.  Except as may be otherwise provided in these terms of
               -------
the Preferred Stock or by law, the Preferred Stock shall vote together with all other classes and series of stock of the Corporation as a single class on all actions to be taken by the stockholders of the Corporation, including, without limitation, the election of directors of the Corporation. Notwithstanding the foregoing or anything else to the contrary provided in the Certificate of Incorporation, if the Corporation fails or refuses, for any reason or for no reason, to redeem on the Redemption Date (as defined in paragraph 7) all of the then outstanding shares of Preferred Stock in accordance with the terms and provisions of paragraph 7, the holders of the Preferred Stock, voting together as a single series, shall be entitled to elect a majority of the directors of the Corporation. Each share of Preferred Stock shall entitle the holder thereof to such number of votes per share on each such action as shall equal the number of shares of Common Stock (including fractions of a share) into which each such share of Preferred Stock is then convertible.

          2B.  Board Size.  The Corporation shall not, without the written
               ----------
consent or affirmative vote of the holders of at least two-thirds of the then outstanding shares of Preferred Stock, given in writing or by vote at a meeting, consenting or voting (as the case may be) together as a single series, increase the maximum number of directors constituting the Board of Directors to a number in excess of seven.

     3.  Dividends.  Commencing on and from October 1, 1992, the holders of the
         ---------
Series A Convertible Preferred Stock shall be entitled to receive, out of funds legally available therefor, annual dividends at the rate per annum of $.127 per share; commencing on and from October 1, 1992, the holders of the Series

B Convertible Preferred Stock shall be entitled to receive, out of funds legally available therefor, annual dividends at the rate per annum of $.14 per share; and, commencing on and from October 1, 1993, the holders of the Series C Convertible Preferred Stock shall be entitled to receive, out of funds legally available therefor, annual dividends at the rate per annum of $.24 per share (annually an "Accrued Dividend" and collectively the "Accruing Dividends"), subject to the terms of this paragraph 3. Accruing Dividends shall be paid (except as hereinafter provided) on the last day of December in each year for the period ended on the immediately prior September 30, with the first such dividend with respect to the Series A Convertible Preferred Stock and the Series B Convertible Preferred Stock being paid on December 31, 1993 for the period ended September 30, 1993 and the first such dividend with respect to the Series C Convertible Preferred Stock being paid on December 31, 1994 for the period ended September 30, 1994. Accruing Dividends shall accrue from day to day, whether or not earned or declared, and shall be cumulative. If the Corporation has consolidated net after-tax income of less than $500,000 in a fiscal year ended September 30, the Board of Directors may defer paying an Accrued Dividend on the Preferred Stock for such period. If the Corporation has consolidated net after-tax income of $500,000 or more in any fiscal year in which Accrued Dividends are payable, then, on the December 31 immediately following the end of such fiscal year, the Corporation shall pay Accruing Dividends on all Preferred Stock with respect to which Accruing Dividends are then payable on a pro-rata basis to the extent of the lesser of 20% of consolidated net after-tax income or all Accruing Dividends then payable, subject to the following. Accrued Dividends with respect to each fiscal year will not be payable until all Accrued Dividends with respect to prior years have been paid. For each $500,000 in consolidated net after-tax income of the Corporation in a fiscal year, if the Corporation shall not pay the entire unpaid portion of one year's Accrued Dividend (to the extent that such Accrued Dividend is then payable), it shall, after payment of dividends, increase the unpaid amount of such Accrued Dividend by 8% of such unpaid amount. For the purposes of this paragraph 3, consolidated net after-tax income shall be determined in accordance with generally accepted accounting principles, consistently applied.

     4.  Liquidation.  Upon any liquidation, dissolution or winding up of the
         -----------
Corporation, whether voluntary or involuntary, the holders of the shares of Preferred Stock shall first be entitled, before any distribution or payment is made upon any stock ranking on liquidation junior to the Preferred Stock, to be paid an amount equal to the greater of (i) $1.586 per share in the case of each share of Series A Convertible Preferred Stock, $1.75 per share in the case of each such share of Series B Convertible Preferred Stock and $3.00 per share in the case of each share of Series C Convertible Preferred Stock, plus, in the case of each share, an amount equal to all Accruing Dividends unpaid thereon (whether or not declared) and any other dividends declared but unpaid thereon, computed to the date payment thereof is made available, or (ii) such amount per share as would have been payable had each such share of Preferred Stock been converted to Common Stock pursuant to paragraph 6 immediately prior to such liquidation, dissolution or winding up, and the holders of Preferred Stock shall not be entitled to any further payment, such amount payable with respect to one share of Preferred Stock being sometimes referred to as the "Liquidation Preference Payment" and with respect to all shares of Preferred Stock being sometimes referred to as the "Liquidation Preference Payments". If upon such liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the assets to be distributed among the holders of Preferred Stock shall be insufficient to permit payment in full to the holders of Preferred Stock of the Liquidation Preference Payments, then the entire assets of the Corporation to be so distributed shall be distributed ratably, based upon Liquidation Payments, among the holders of Preferred Stock. Upon any such liquidation, dissolution or winding up of the Corporation, immediately after the holders of Preferred Stock shall have been paid in full the Liquidation Preference Payments, the remaining net assets of the Corporation available for distribution may be distributed ratably among the holders of Common Stock. Written notice of such liquidation, dissolution or winding up, stating a payment date and the place where said payments shall be made, shall be given by mail, postage prepaid, or by telex to non-U.S. residents, not less than 20 days prior to the payment date stated therein, to the holders of record of Preferred Stock, such notice to be addressed to each such holder at its address as shown by the records of the Corporation. The consolidation or merger of the Corporation into or with any other entity or entities which results in the exchange of outstanding shares of the Corporation for securities or other consideration issued or paid or caused to be issued or paid by any such entity or affiliate thereof (excluding any consolidation or merger in which the shareholders of the Corporation hold more than fifty percent (50%) of the voting securities of the surviving corporation), and the sale or transfer by the Corporation of all or substantially all its assets, shall be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of the provisions of this paragraph 4. For purposes hereof, the Common Stock shall rank in liquidation junior to the Preferred Stock.

     5.  Restrictions.  At any time when shares of Preferred Stock are
         ------------
outstanding, except where the vote or written consent of the holders of a greater number of shares of the Corporation is required by law or by the Certificate of Incorporation, and in addition to any other vote required by law or the Certificate of Incorporation, without the approval of the holders of at least seventy-five percent (75%) of the then outstanding shares of Preferred Stock, given in writing or by vote at a meeting, consenting or voting (as the case may be) together as a single series, the Corporation will not:

          5A. Create or authorize the creation of any additional class or series of shares of stock unless the same ranks junior to the Preferred Stock as to the distribution of assets on the liquidation, dissolution or winding up of the Corporation, or increase the authorized amount of the Series A Convertible Preferred Stock, Series B Convertible Preferred Stock or Series C

Convertible Preferred Stock or increase the authorized amount of any additional class or series of shares of stock unless the same ranks junior to the Preferred Stock as to the distribution of assets on the liquidation, dissolution or winding up of the Corporation, or create or authorize any obligation or security convertible into shares of Series A Convertible Preferred Stock, Series B Convertible Preferred Stock or Series C Convertible Preferred Stock or into shares of any other class or series of stock unless the same ranks junior to the Preferred Stock as to the distribution of assets on the liquidation, dissolution or winding up of the Corporation, whether any such creation, authorization or increase shall be by means of amendment to the Certificate of Incorporation or by merger, consolidation or otherwise;

          5B. Consent to any liquidation, dissolution or winding up of the Corporation or consolidate or merge into or with any other entity or entities or sell or transfer all or substantially all its assets;

          5C. Amend, alter or repeal its Certificate of Incorporation or By-laws so as to adversely affect the rights of the holders of the Series A Convertible Preferred Stock, the Series B Convertible Preferred Stock or the Series C Convertible Preferred Stock;

          5D. Purchase or set aside any sums for the purchase of, or pay any dividend or make any distribution on, any shares of stock other than the Preferred Stock, except for dividends or other distributions payable on the Common Stock solely in the form of additional shares of Common Stock and except for the purchase of shares of Common Stock from former employees of the Corporation who acquired such shares directly from the Corporation, if each such purchase is made pursuant to contractual rights held by the Corporation relating to the termination of employment of such former employee and the purchase price does not exceed the original issue price paid by such former employee to the Corporation for such shares; or

          5E. Redeem or otherwise acquire any shares of Preferred Stock except as expressly authorized in paragraph 7 hereof or pursuant to a purchase offer made pro rata to all holders of shares of Preferred Stock on the basis of the aggregate number of outstanding shares of Preferred Stock then held by each such holder.

     6.  Conversions.  The holders of shares of Preferred Stock shall have the
         -----------
following conversion rights:

          6A.  Right to Convert.  Subject to the terms and conditions of this
               ----------------
paragraph 6, the holder of any share or shares of Preferred Stock shall have the right, at its option at any time, to convert any such shares of Preferred Stock (except that upon any liquidation of the Corporation the right of conversion shall terminate at the close of business on the business day fixed for payment of the amount distributable on the Preferred Stock) into such number of fully paid and nonassessable shares of

Common Stock as is obtained by (A) in the case of the Series A Convertible Preferred Stock, (i) multiplying the number of shares of Series A Convertible Preferred Stock so to be converted by $1.586 and (ii) dividing the result by the conversion price of $1.586 per share or, in case an adjustment of such price has taken place pursuant to the further provisions of this paragraph 6, then by the conversion price as last adjusted and in effect at the date any share or shares of Series A Convertible Preferred Stock are surrendered for conversion; (B) in the case of the Series B Convertible Preferred Stock, (i) multiplying the number of shares of Series B Convertible Preferred Stock so to be converted by $1.75 and (ii) dividing the result by the conversion price of $1.44241251 per share or, in case an adjustment of such price has taken place pursuant to the further provisions of this paragraph 6, then by the conversion price as last adjusted and in effect at the date any share or shares of Series B Convertible Preferred Stock are surrendered for conversion; and (C) in the case of the Series C Convertible Preferred Stock, (i) multiplying the number of shares of Series C Convertible Preferred Stock so to be converted by $3.00 and (ii) dividing the result by the conversion price of $3.00 per share or, in the case an adjustment of such price has taken place pursuant to the further provisions of this paragraph 6, then by the conversion price as last adjusted and in effect at the date any share or shares of Series C Convertible Preferred Stock are surrendered for conversion. The conversion price set forth in each of clause A(ii), clause B(ii) and clause C(ii) hereof or such price as last adjusted, being referred to as the "Conversion Price". Such rights of conversion shall be exercised by the holder thereof by giving written notice that the holder elects to convert a stated number of shares of Preferred Stock into Common Stock and by surrender of a certificate or certificates for the shares so to be converted to the Corporation at its principal office (or such other office or agency of the Corporation as the Corporation may designate by notice in writing to the holders of the Preferred Stock) at any time during its usual business hours on the date set forth in such notice, together with a statement of the name or names (with address) in which the certificate or certificates for shares of Common Stock shall be issued.

          6B.  Issuance of Certificates; Time Conversion Effected.  Promptly
               --------------------------------------------------
after the receipt of the written notice referred to in subparagraph 6A and surrender of the certificate or certificates for the share or shares of Preferred Stock to be converted, the Corporation shall issue and deliver, or cause to be issued and delivered, to the holder, registered in such name or names as such holder may direct, a certificate or certificates for the number of whole shares of Common Stock issuable upon the conversion of such share or shares of Preferred Stock. To the extent permitted by law, such conversion shall be deemed to have been effected and the applicable Conversion Price shall be determined as of the close of business on the date on which such written notice shall have been received by the Corporation and the certificate or certificates for such share or shares shall have been surrendered as aforesaid, and at such time the rights of the holder of such share or shares of Preferred Stock shall cease, and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares represented thereby.

          6C.  Fractional Shares; Dividends; Partial Conversion.  No fractional
               ------------------------------------------------
shares shall be issued upon conversion of Preferred Stock into Common Stock and no payment or adjustment shall be made upon any conversion on account of any cash dividends on the Common Stock issued upon such conversion. At the time of each conversion, the Corporation shall pay, out of assets legally available therefor, in cash an amount equal to all dividends, excluding Accruing Dividends, declared and unpaid on the shares of Preferred Stock surrendered for conversion to the date upon which such conversion is deemed to take place as provided in subparagraph 6B. In case the number of shares of Preferred Stock represented by the certificate or certificates surrendered pursuant to subparagraph 6A exceeds the number of shares converted, the Corporation shall, upon such conversion, execute and deliver to the holder, at the expense of the Corporation, a new certificate or certificates for the number of shares of Preferred Stock represented by the certificate or certificates surrendered which are not to be converted. If any fractional share of Common Stock would, except for the provisions of the first sentence of this subparagraph 6C, be delivered upon such conversion, the Corporation, in lieu of delivering such fractional share, shall pay to the holder surrendering the Preferred Stock for conversion an amount in cash equal to the current market price of such fractional share as determined in good faith by the Board of Directors of the Corporation.

          6D.  Adjustment of Price Upon Issuance of Common Stock.  Except as
               -------------------------------------------------
provided in subparagraph 6E, if and whenever the Corporation shall issue or sell, or is, in accordance with subparagraphs 6D(1) through 6D(7), deemed to have issued or sold, any shares of Common Stock for a consideration per share less than any Conversion Price in effect immediately prior to the time of such issue or sale, then, forthwith upon such issue or sale, such Conversion Price shall be reduced to the price determined by dividing (i) an amount equal to the sum of (a) the number of shares of Common Stock outstanding immediately prior to such issue or sale (including the number of shares of Common Stock then issued or issuable upon conversion of all issued and outstanding shares of Preferred Stock) multiplied by the then existing Conversion Price and (b) the consideration, if any, received by the Corporation upon such issue or sale, by
(ii) the total number of shares of Common Stock outstanding immediately after such issue or sale (including the number of shares of Common Stock then issued or issuable upon conversion of all issued and outstanding shares of Preferred Stock).

     For purposes of this subparagraph 6D, the following subparagraphs 6D(1) to 6D(7) shall also be applicable:

               6D(1)  Issuance of Rights or Options.  In case at any time the
                      -----------------------------
     Corporation shall in any manner grant (whether directly or by assumption in a merger or otherwise) any warrants or other rights to subscribe for or to purchase, or any options for the purchase of, Common Stock or any stock or security convertible into or exchangeable for Common Stock (such warrants, rights or options being called "Options" and such convertible or exchangeable stock or securities being called "Convertible Securities") whether or not such Options or the right to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such Options or upon the conversion or exchange of such Convertible Securities (determined by dividing (i) the total amount, if any, received or receivable by the Corporation as consideration for the granting of such Options, plus the minimum aggregate amount of additional consideration payable to the Corporation upon the exercise of all such Options, plus, in the case of such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options) shall be less than any Conversion Price in effect immediately prior to the time of the granting of such Options, then the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such Options shall be deemed to have been issued for such price per share as of the date of granting of such Options or the issuance of such Convertible Securities and thereafter shall be deemed to be outstanding. Except as otherwise provided in subparagraph 6D(3), no adjustment of any Conversion Price shall be made upon the actual issue of such Common Stock or of such Convertible Securities upon exercise of such Options or upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities.

               6D(2)  Issuance of Convertible Securities.  In case the
                      ----------------------------------
     Corporation shall in any manner issue (whether directly or by assumption in a merger or otherwise) or sell any Convertible Securities, whether or not the rights to exchange or convert any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange (determined by dividing (i) the total amount received or receivable by the Corporation as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities) shall be less than any Conversion Price in effect immediately prior to the time of such issue or sale, then the total maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall be deemed to have been issued for such price per share as of the date of the issue or sale of such Convertible Securities and thereafter shall be deemed to be outstanding, provided that
     (a) except as otherwise provided in subparagraph 6D(3), no adjustment of any Conversion Price shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities and (b) if any such issue or sale of such Convertible Securities is made upon exercise of any Options to purchase any such Convertible Securities for which adjustments of any Conversion Price have been or are to be made pursuant to other provisions of this subparagraph 6D, no further adjustment of such Conversion Price shall be made by reason of such issue or sale.

               6D(3)  Change in Option Price or Conversion Rate.  Upon the
                      -----------------------------------------
     happening of any of the following events, namely, if the purchase price provided for in any Option referred to in subparagraph 6D(1), the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in subparagraph 6D(1) or 6D(2), or the rate at which Convertible Securities referred to in subparagraph 6D(1) or 6D(2) are convertible into or exchangeable for Common Stock shall change at any time (including, but not limited to, changes under or by reason of provisions designed to protect against dilution), each Conversion Price in effect at the time of such event shall forthwith be readjusted to the Conversion Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold, but only if as a result of such adjustment the Conversion Price then in effect hereunder is thereby reduced; and on the expiration of any such Option or the termination of any such right to convert or exchange such Convertible Securities, each Conversion Price then in effect hereunder shall forthwith be increased to the Conversion Price which would have been in effect at the time of such expiration or termination had such Option or Convertible Securities, to the extent outstanding immediately prior to such expiration or termination, never been issued.

               6D(4)  Stock Dividends.  In case the Corporation shall declare a
                      ---------------
     dividend or make any other distribution upon any stock of the Corporation payable in Common Stock (except for dividends or distributions upon the Common Stock), Options or Convertible Securities, any Common Stock, Options or Convertible Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration.

               6D(5)  Consideration for Stock.  In case any shares of Common
                      -----------------------
     Stock, Options or Convertible Securities shall be issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the

     Corporation therefor, without deduction therefrom of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Corporation in connection therewith. In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Corporation shall be deemed to be the fair value of such consideration as determined in good faith by the Board of Directors of the Corporation, without deduction of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Corporation in connection therewith. In case any Options shall be issued in connection with the issue and sale of other securities of the Corporation, together comprising one integral transaction in which no specific consideration is allocated to such Options by the parties thereto, such Options shall be deemed to have been issued for such consideration as determined in good faith by the Board of Directors of the Corporation.

               6D(6)  Record Date.  In case the Corporation shall take a record
                      -----------
     of the holders of its Common Stock for the purpose of entitling them (i) to receive a dividend or other distribution payable in Common Stock, Options or Convertible Securities or (ii) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

               6D(7)  Treasury Shares.  The number of shares of Common Stock
                      ---------------
     outstanding at any given time shall not include shares owned or held by or for the account of the Corporation, and the disposition of any such shares shall be considered an issue or sale of Common Stock for the purpose of this subparagraph 6D.

          6D(a)  Special Adjustment to Series C Convertible Preferred Stock.  In
                 ----------------------------------------------------------
addition to the adjustments to the Conversion Prices pursuant to subparagraph 6D, the Conversion Price of the Series C Convertible Preferred Stock and the $3.00 per share liquidation payment with respect to the Series C Convertible Preferred Stock described in paragraph 4 will be adjusted as described in this subparagraph. In the event that the Corporation's audited financial statements for the year ended September 30, 1993 indicate that the Corporation has a net profit for such period, then such Conversion Price and liquidation payment shall be adjusted to an amount equal to: (a) 2.22 times the Corporation's consolidated gross revenues from operations for its fiscal year ending September 30, 1993, (b) divided by 5,169,230; provided, however, that in no event shall the foregoing adjustment result in a Conversion Price of less than $2.50 per share or more than $3.00 per share. In the event that the Corporation's audited financial statements for the year ended September 30, 1993 indicate that the Corporation has a net loss for such period, then such Conversion Price and liquidation payment shall be adjusted to an amount equal to $2.50. The foregoing notwithstanding, no adjustment pursuant to this subparagraph 6D(a) will be made if the then Conversion Price of the Series C Convertible Preferred Stock shall be less than $2.50 per share. The numbers and prices set forth in this subparagraph 6D(a) shall be appropriately adjusted to reflect the occurrence of any event described in subparagraph 6F.

          6E.  Certain Issues of Common Stock and Other Events Excepted.
               --------------------------------------------------------
Anything herein to the contrary notwithstanding, the Corporation shall not be required to make any adjustment of any Conversion Price in the case of the issuance of (i) up to an aggregate of 900,000 shares (appropriately adjusted to reflect the occurrence of any event described in subparagraph 6F) of Common Stock to directors, officers, employees or consultants of the Corporation in connection with their service to the Corporation or their employment by the Corporation and (ii) shares of Common Stock issued upon conversion of the Preferred Stock. Any shares of Common Stock issued pursuant to clause (i) of this subparagraph 6E which are hereinafter repurchased by the Corporation at a purchase price per share no greater than the price per share paid to the Corporation upon the issuance of such shares shall again be available for issuance pursuant to clause (i) of this subparagraph 6E. Further, no adjustment to the Conversion Prices of the Series A Convertible Preferred Stock or the Series B Convertible Preferred Stock shall be made as a result of any adjustment to the Conversion Price of the Series C Convertible Preferred Stock pursuant to subparagraph 6D(a).

          6F.  Subdivision or Combination of Common Stock.  In case the
               ------------------------------------------
Corporation shall at any time subdivide (by any stock split, stock dividend or otherwise) its outstanding shares of Common Stock into a greater number of shares, each Conversion Price in effect immediately prior to such subdivision shall be proportionately reduced, and, conversely, in case the outstanding shares of Common Stock shall be combined into a smaller number of shares, each Conversion Price in effect immediately prior to such combination shall be proportionately increased.

          6G.  Reorganization or Reclassification.  If any capital
               ----------------------------------
reorganization or reclassification of the capital stock of the Corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such reorganization or reclassification, lawful and adequate provisions shall be made whereby each holder of a share or shares of Preferred Stock shall thereupon have the right to receive, upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock immediately theretofore receivable upon the conversion of such share or shares of Preferred Stock, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such Common Stock immediately theretofore receivable upon such conversion had such reorganization or reclassification not taken place, and in any such case appropriate provisions shall be made with respect to the rights and interests of such holder to the end that the provisions hereof (including without limitation provisions for adjustments of the Conversion Prices) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise of such conversion rights.

          6H.  Notice of Adjustment.  Upon any adjustment of the Conversion
               --------------------
Price of any series of Preferred Stock, then and in each such case the Corporation shall give written notice thereof, by first class mail, postage prepaid, or by telex or telecopier to non-U.S. residents, addressed to each holder of shares of such series of Preferred Stock at the address of such holder as shown on the books of the Corporation, which notice shall state the Conversion Price resulting from such adjustment, setting forth in reasonable detail the method upon which such calculation is based.

          6I.  Other Notices.  In case at any time:
               -------------

               (1) the Corporation shall declare any dividend upon its Common Stock payable in cash or stock or make any other distribution to the holders of its Common Stock;

               (2)  the Corporation shall offer for subscription pro rata to the
                                                                 --- ----
     holders of its Common Stock any additional shares of stock of any class or other rights;

               (3) there shall be any capital reorganization or reclassification of the capital stock of the Corporation, or a consolidation or merger of the Corporation with or into, or a sale of all or substantially all its assets to, another entity or entities; or

               (4) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Corporation;

then, in any one or more of said cases, the Corporation shall give, by first class mail, postage prepaid, or by telex or telecopier to non-U.S. residents, addressed to each holder of any shares of Preferred Stock at the address of such holder as shown on the books of the Corporation, (a) at least 20 days' prior written notice of the date on which the books of the Corporation shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up and (b) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, at least 20 days' prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause (a) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto and such notice in accordance with the foregoing clause (b) shall also specify the date on which the holders of

Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be.

          6J.  Stock to be Reserved.  The Corporation will at all times reserve
               --------------------
and keep available out of its authorized Common Stock, solely for the purpose of issuance upon the conversion of Preferred Stock as herein provided, such number of shares of Common Stock as shall then be issuable upon the conversion of all outstanding shares of Preferred Stock. The Corporation covenants that all shares of Common Stock which shall be so issued shall be duly and validly issued and fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof, and, without limiting the generality of the foregoing, the Corporation covenants that it will from time to time take all such action as may be requisite to assure that the par value per share of the Common Stock is at all times equal to or less than the Conversion Prices in effect at the time. The Corporation will take all such action as may be necessary to assure that all such shares of Common Stock may be so issued without violation of any applicable law or regulation, or of any requirement of any national securities exchange upon which the Common Stock may be listed. The Corporation will not take any action which results in any adjustment of any Conversion Price if the total number of shares of Common Stock issued and issuable after such action upon conversion of the Preferred Stock would exceed the total number of shares of Common Stock then authorized by its Certificate of Incorporation.

          6K.  No Reissuance of Preferred Stock.  Shares of Preferred Stock
               --------------------------------
which are converted into shares of Common Stock as provided herein shall not be reissued.

          6L.  Issue Tax.  The issuance of certificates for shares of Common
               ---------
Stock upon conversion of Preferred Stock shall be made without charge to the holders thereof for any issuance tax in respect thereof, provided that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the holder of the Preferred Stock which is being converted.

          6M.  Closing of Books.  The Corporation will at no time close its
               ----------------
transfer books against the transfer of any Preferred Stock or of any shares of Common Stock issued or issuable upon the conversion of any shares of Preferred Stock in any manner which interferes with the timely conversion of such Preferred Stock, except as may otherwise be required to comply with applicable securities laws.

          6N.  Definition of Common Stock.  As used in this paragraph 6, the
               --------------------------
term "Common Stock" shall mean and include the Corporation's authorized Common Stock, par value $.01 per share, as constituted on the date of filing of these terms of the Preferred Stock, and shall also include any capital stock of any class of the Corporation thereafter authorized which shall neither be limited to a fixed sum or percentage of par value in respect of the rights of the holders thereof to participate in dividends nor entitled to a preference in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation; provided that the shares of Common Stock receivable upon conversion of shares of Preferred Stock shall include only shares designated as Common Stock of the Corporation on the date of filing of this instrument, or in case of any reorganization or reclassification of the outstanding shares thereof, the stock, securities or assets provided for in subparagraph 6G.

          60.  Mandatory Conversion.  If at any time (A) the Corporation shall
               --------------------
effect a firm commitment underwritten public offering of shares of Common Stock in which (i) the aggregate price paid for such shares by the public shall be at least $7,500,000 and (ii) the price paid by the public for such shares shall be at least $5.25 per share (appropriately adjusted to reflect the occurrence of any event described in subparagraph 6F) or (B) there shall be less than twenty percent (20%) of the originally issued shares of Preferred Stock outstanding, then effective upon the closing of the sale of such shares by the Corporation pursuant to such public offering or such reduction in the number of outstanding shares of Preferred Stock, as the case may be, all outstanding shares of Preferred Stock shall automatically and without any further action on the part of the Corporation convert to shares of Common Stock.

     7.  Redemption.  The shares of Preferred Stock shall be redeemed as
         ----------
follows:

          7A.  Mandatory Redemption.  On the Redemption Date (as hereinafter
               --------------------
defined), the Corporation shall redeem from each holder of shares of Preferred Stock, out of funds legally available therefor, all of the shares of Preferred Stock held by such holder on the Redemption Date. The Redemption Date with respect to the Series A Convertible Preferred Stock and the Series B Convertible Preferred Stock shall be December 31, 1997. The Redemption Date with respect to the Series C Convertible Preferred Stock shall be December 31, 1999.

          7B.  Redemption Price and Payment.  The Preferred Stock to be redeemed
               ----------------------------
on the Redemption Date shall be redeemed by paying for each share in cash an amount equal to the greater of (i) the Liquidation Preference Payment for such Preferred Stock and (ii) the Fair Market Value as of the date ninety (90) days prior to the applicable Redemption Date (the "Valuation Date"), such amount being referred to as the "Redemption Price". Such payment shall be made in full on the Redemption Date to the holders entitled thereto.

          7C.  Redemption Mechanics.  At least ten (10) but not more than ninety
               --------------------
(90) days prior to the Redemption Date, written notice (the "Redemption Notice") shall be given by the Corporation by mail, postage prepaid, or by telex or telecopier to non-U.S. residents, to each holder of record (at the close of business on the business day next preceding the day on which the

Redemption Notice is given) of shares of Preferred Stock whose shares are to be redeemed on such Redemption Date notifying such holder of the redemption and specifying the Redemption Price, the Redemption Date and the place where said Redemption Price shall be payable. The Redemption Notice shall be addressed to each holder at his address as shown by the records of the Corporation. From and after the close of business on the Redemption Date, unless there shall have been a default in the payment of the Redemption Price, all rights of holders of shares of Preferred Stock whose shares are to be redeemed on such Redemption Date (except the right to receive the Redemption Price) shall cease with respect to such shares, and such shares shall not thereafter be transferred on the books of the Corporation or be deemed to be outstanding for any purpose whatsoever.
If the funds of the Corporation legally available for redemption of shares of Preferred Stock on the Redemption Date are insufficient to redeem the total number of outstanding shares of Preferred Stock then to be redeemed, the holders of such shares of Preferred Stock shall share ratably, based upon Liquidation Payments, in any funds legally available for redemption of such shares according to the respective amounts which would be payable with respect to the full number of shares owned by them if all such outstanding shares were redeemed in full. The shares of Preferred Stock due for redemption but not redeemed shall remain outstanding and entitled to all rights and preferences provided herein. At any time thereafter when additional funds of the Corporation are legally available for the redemption of such shares of Preferred Stock, such funds will be used, at the end of the next succeeding fiscal quarter, to redeem the balance of such shares, or such portion thereof for which funds are then legally available, on the basis set forth above.

          7D.  Fair Market Value.  For the purposes of this paragraph 7, "Fair
               -----------------
Market Value" per share of Preferred Stock shall mean:

               7D(1) if the Corporation's Common Stock is publicly traded, an amount (A) equal to (x) the average on the Valuation Date of the high and low prices of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if such stock is then traded on a national securities exchange; or (y) the last reported sale price on the Valuation Date of the Common Stock on the NASDAQ National Market List, if the Common Stock is not then traded on a national securities exchange; or (z) the closing bid price (or average of bid prices) last quoted on the Valuation Date by an established quotation service for over-the-counter securities, if the Common Stock is not reported on the NASDAQ National Market List, (B) multiplied by the number of shares of Common Stock (including fractions of a share) into which each share of Preferred Stock may be converted as of the Valuation Date; or

               7D(2) if the Corporation's Common Stock is not publicly traded as provided in subparagraph 7(D)(1) above, an amount (A) determined by dividing the Corporation's Fair Market Value, determined as of the Valuation Date, by the number of actual outstanding shares of Common Stock, on a fully-diluted basis, as of the Valuation Date, (B) multiplied by the number of shares of Common Stock (including fractions of a share) into which each share of Preferred Stock may be converted as of the Valuation Date. The Corporation's Fair Market Value shall be the price which could be obtained for one hundred percent (100%) of the equity interest in the Corporation on a consolidated basis if the Corporation were sold to a willing buyer by a willing seller in a single arm's-length transaction, determined by considering the Corporation's profits after tax, book value, revenues and cash flow as of the Valuation Date.

               In the event that the Fair Market Value per share of Common Stock is to be determined pursuant to subparagraph 7D(2) above then, in such event, on or before thirty (30) days after the Valuation Date, a representative of the Corporation and a representative of the holder or holders of a majority of the then outstanding shares of Preferred Stock will use their best efforts to reach agreement on the Corporation's Fair Market Value. If they are unable to reach such agreement within ten (10) days after the end of such period, the Corporation and such holder or holders will agree on the selection of an independent appraiser. Such appraiser will have fifteen (15) days in which to determine the Corporation's Fair Market Value, and its determination thereof will be final and binding on all parties concerned. If the Corporation and such holder or holders are unable to reach an agreement as to an independent appraiser within five (5) days after the aforesaid ten (10) day period, then two appraisers will be appointed within five (5) days thereafter to determine the Corporation's Fair Market Value, one by the Corporation and one by the holder or holders of a majority of the then outstanding shares of Preferred Stock. Each of the Corporation and such holder or holders will cause their appraiser to determine independently the Corporation's Fair Market Value within fifteen (15) days after the time of their appointment. If the lesser of the two appraised values so determined (the "Low Value") exceeds or is equal to ninety percent (90%) of the value of the greater of the two appraised values (the "High Value"), the Corporation's Fair Market Value will be deemed to be equal to the average of the two appraisals. If the Low Value is less than ninety percent (90%) of the High Value, the two appraisers will themselves appoint a third appraiser within five (5) days after the two appraisals have been rendered. Such third appraiser will have fifteen (15) days in which to determine independently the Corporation's Fair Market Value. The median of the three
     (3) appraised values shall be binding on all parties concerned as the Corporation's Fair Market Value. The expenses of the appraisal will be borne solely by the Corporation.

          7E.  Additional Payments Upon Merger, Etc.  If at any time within one
               ------------------------------------
year after the date of redemption provided for in paragraph 7A, the Corporation shall become party to one or more mergers, consolidations, sales of all or substantially all of its assets or other similar corporate actions pursuant to which the holders of the Corporation's Common Stock receive cash, securities or other property, or the Corporation is acquired by the purchase of a majority of its shares of Common Stock, or the Corporation or its stockholders enter into any agreement or letter of intent contemplating any of the foregoing transactions, the Corporation shall, simultaneously with the consummation of any such transaction or at such later time as any payment described below is received by the Corporation or its stockholders, make an additional payment to the holder or holders whose shares of Preferred Stock were so redeemed by the Corporation in an amount equal to the excess, if any, of the value per share of the cash, securities and other property that such holder or holders would have received (or that the Corporation received in which such holder or holders would have had a beneficial interest) had the shares of Preferred Stock not been redeemed pursuant to paragraph 7A, over the payment received by such holder or holders with respect to such shares of Preferred Stock. Each payment made to such holder or holders pursuant to this subparagraph 7E shall be made either in cash or in the form of the securities and other property received by the holders of shares of Common Stock of the Corporation.

          7F.  Redeemed or Otherwise Acquired Shares to be Retired.  Any shares
               ---------------------------------------------------
of Preferred Stock redeemed pursuant to this paragraph 7 or otherwise acquired by the Corporation in any manner whatsoever shall be cancelled and shall not under any circumstances be reissued; and the Corporation may from time to time take such appropriate corporate action as may be necessary to reduce accordingly the number of authorized shares of Preferred Stock.

     8.  Amendments.  No provision of these terms of the Preferred Stock may be
         ----------
amended, modified or waived without the written consent or affirmative vote of the holders of at least seventy-five percent (75%) of the then outstanding shares of Preferred Stock, voting together as a single class.

                           CERTIFICATE OF AMENDMENT

                                      OF

                         CERTIFICATE OF INCORPORATION

                                      OF

                           CREDIT TECHNOLOGIES, INC.


     Credit Technologies, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"), DOES HEREBY CERTIFY:

     That the following amendment to the Certificate of Incorporation of the Corporation dated June 16, 1989, as amended on November 13, 1990, December 20, 1990, February 11, 1991, December 19, 1991 and June 7, 1993, has been duly adopted in accordance with the provisions of Section 242 of the Delaware General Corporation Law:

     That the Certificate of Incorporation of the Corporation be amended by:

     1. deleting the words "seventy-five percent (75%)" from the seventh line of section 5 of Article Fourth and substituting therefor the words "two thirds";

     2. deleting the words "seventy-five percent (75%)" from the fourth line of section 8 of Article Fourth and substituting therefor the words "two thirds";

     IN WITNESS WHEREOF, Credit Technologies, Inc. has caused this certificate to be signed by its President and attested by its Secretary this 27 day of August, 1993.


ATTEST                                       CREDIT TECHNOLOGIES, INC.


By: /s/ John D. Patterson, Jr.               By: /s/
   -----------------------------                -------------------------
   Secretary                                    Chairman of the Board
                                                  of Directors

                           CERTIFICATE OF AMENDMENT
                                      OF
                         CERTIFICATE OF INCORPORATION
                         OF CREDIT TECHNOLOGIES, INC.


     Credit Technologies, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"), DOES HEREBY CERTIFY:

     FIRST: That at a meeting of the Board of Directors of the Corporation, resolutions were duly adopted proposing and declaring advisable that the Certificate of Incorporation of the Corporation be amended and that such amendment be submitted to the stockholders of the Corporation for their consideration, as follows:

               RESOLVED:  That the Board of Directors recommends and deems it advisable that the Certificate of Incorporation of the Corporation be amended to change the name of the Corporation to "Lightbridge, Inc."

               RESOLVED:  That the aforesaid proposed amendment be submitted to the stockholders of the Corporation for their consideration.

               RESOLVED:  That following the approval by the stockholders of the aforesaid proposed amendment as required by law, the officers of the Corporation be, and they hereby are, and each of them hereby is, authorized and directed to prepare, execute and file with the Secretary of State of Delaware a Certificate of Amendment setting forth the aforesaid amendment in the form approved by the stockholders.

     SECOND: That in lieu of a meeting and vote of stockholders, the stockholders have given written consent to said amendment in accordance with the provisions of section 228 of the General Corporation Law of the State of Delaware, and written notice of the adoption of the amendment has been given as provided in section 228 of the General Corporation Law of the State of Delaware to every stockholder entitled to such notice.

     THIRD: That the aforesaid amendment was duly adopted in accordance with the applicable provisions of section

             228 and section 242 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, said Credit Technologies, Inc. has caused this certificate to be signed by Pamela D.A. Reeve, its President, and attested by William G. Brown, its Assistant Secretary, this 1st day of November, 1994.


ATTEST:
                                             CREDIT TECHNOLOGIES, INC.



By: /s/ William G. Brown                     By: /s/ Pamela D.A. Reeve
    --------------------------                   ---------------------------
    Assistant Secretary                          President

                           CERTIFICATE OF AMENDMENT

                                      OF

                         CERTIFICATE OF INCORPORATION

                                      OF

                               LIGHTBRIDGE, INC.


     Lightbridge, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"), does Hereby Certify:

     That the following amendment to the Certificate of Incorporation of the corporation dated June 16, 1989, as heretofore amended, has been duly adopted in accordance with the provisions of Section 242 of the Delaware General Corporation Law:

     That the Certificate of Incorporation of the Corporation be amended by deleting the old Article Fourth and inserting a new Article Fourth in its stead which shall be and read as follows in its entirety:

     FOURTH: The total number of shares of capital stock which the Corporation shall have the authority to issue shall be 12,475,516 shares, of which 10,000,000 shall be shares of common stock, each of which shall have a par value of $.01 (the "Common Stock"), and 2,475,516 shall be shares of preferred stock, each of which shall have a par value of $.01 (the "Preferred Stock"), amounting to an aggregate par value of $124,755.16.

     The following is a statement of the designations, powers, preferences and rights, and the qualifications, limitations and restrictions, granted to or imposed upon the respective classes of shares of capital stock of the Corporation or the holders thereof:

SERIES A, SERIES B, SERIES C AND SERIES D CONVERTIBLE PREFERRED STOCK

     1.   Number of Shares.  The series of Preferred Stock designated and known
          ----------------
as "Series A Convertible Preferred Stock" shall consist of 630,516 shares. The series of Preferred Stock designated and known as the "Series B Convertible Preferred Stock" shall consist of 620,000 shares. The series of Preferred Stock designated and known as "Series C Convertible Preferred Stock" shall consist of 225,000 shares. The series of Preferred Stock designated and known as "Series D Convertible Preferred Stock" shall consist of 1,000,000 shares. The term "Preferred Stock" used without reference to the Series A Convertible Preferred Stock, the Series B Convertible Preferred Stock, the Series C Convertible Preferred Stock or the Series D Convertible Preferred Stock means the Series A Convertible Preferred Stock, the Series B Convertible Preferred Stock, the Series C Convertible and the Series D Convertible Preferred Stock share for share alike and without distinction as to series except as otherwise expressly provided or as the context otherwise requires.

     2.   Voting.
          ------

          2A.  General.  Except as may be otherwise provided in these terms of
               -------
the Preferred Stock or by law, the Preferred Stock shall vote together with all other classes and series of stock of the Corporation as a single class on all actions to be taken by the stockholders of the Corporation, including, without limitation, the election of directors of the Corporation. Notwithstanding the foregoing or anything else to the contrary provided in the Certificate of Incorporation, if the Corporation fails or refuses, for any reason or for no reason, to redeem on the Redemption Date (as defined in paragraph 7) all of the then outstanding shares of Preferred Stock in accordance with the terms and provisions of paragraph 7, the holders of the Preferred Stock, voting together as a single series, shall be entitled to elect a majority of the directors of the Corporation. Each share of Preferred Stock shall entitle the holder thereof to such number of votes per share on each such action as shall equal the number of shares of Common Stock (including fractions of a share) into which each such share of Preferred Stock is then convertible.

          2B.  Board Size.  The Corporation shall not, without the written
               ----------
consent or affirmative vote of the holders of at least two-thirds of the then outstanding shares of Preferred Stock, given in writing or by vote at a meeting, consenting or, voting (as the case may be) together as a single series, increase the maximum number of directors constituting the Board of Directors to a number in excess of seven.

     3.   Dividends.  (a) If the Corporation has consolidated net after-tax
          ---------
income of $1,000,000 or more in any fiscal year, then, on the December 31 immediately following the end of such fiscal year, the Corporation shall pay Accrued Dividends (as defined below) on the Series A Convertible Preferred Stock,

Series B Convertible Preferred Stock and Series C Convertible Preferred Stock on a pro-rata basis to the extent of the lesser of 20% of consolidated net after-tax income in excess of $1,000,000 or all Accrued Dividends then payable subject to the prior consent of the Board of Directors of the Corporation, provided that if the Board of Directors shall not consent to the payment of the Accrued Dividends when such dividends would otherwise be required to be paid under this
Section 3(a), the amount of such Accrued Dividends shall be paid to the holders of the Series A Convertible Preferred Stock, Series B Convertible Preferred Stock and Series C Convertible Preferred Stock through the issuance of subordinated notes to such holders with a principal amount equal to the Accrued Dividends which would otherwise be required to be paid. Such subordinated notes shall have a maturity date as determined by the Board but, in any event, will be required to be paid in full promptly following the closing of any initial public offering of Common Stock by the Company and shall accrue interest at the annual rate of eight percent (8%). For purposes of this Section 3(a), "Accrued Dividends" shall mean (i) with respect to the Series A Convertible Preferred Stock, $.496 per share of Series A Convertible Preferred Stock, (ii) with respect to the Series B Convertible Preferred Stock, $.524 per share of Series B Convertible Preferred Stock, and (iii) with inspect to the Series C Convertible Preferred Stock, $.632 per share of Series C Convertible Preferred Stock, in each case, as such amounts shall be reduced by any payments under this paragraph 3(a). For the purpose of this paragraph 3(a), consolidated net after-tax income shall be determined in accordance with generally accepted accounting principles, consistently applied.

          (b) From and after April 2, 1996, the holders of the then outstanding Preferred Stock shall be entitled to receive, out of funds legally available therefor, cumulative annual dividends when and as may be declared from time to time by the Board of Directors of the Corporation at an annual rate per share equal to eight percent (8%) of the original purchase price per share paid to the Corporation for the Preferred Stock, such amount to be compounded annually such that if the dividend is not paid for such year the unpaid amount shall be added to the original purchase price per share paid to the Corporation for the Preferred Stock for purposes of calculating succeeding years' dividends. Such dividends shall be deemed to accrue on the Preferred Stock from April 2, 1996 and be cumulative, whether or not earned or declared and whether or not there are profits, surplus or other funds of the Corporation legally available for the payment of dividends. If such cumulative dividends in respect of any prior or current annual dividend period shall not have been declared and paid or if there shall not have been a sum sufficient for the payment thereof set apart, the deficiency shall first be fully paid before any dividend or other distribution shall be paid or declared and set apart with respect to any class of the Corporation's capital stock, now or hereafter outstanding, except as specifically provided in Section 3(a) above.

          (c) In the event the Corporation shall make or issue, or shall fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution with respect to the Common Stock payable in (i) cash or (ii) other property, other than securities of the Corporation, then and in each such event the holders of Preferred Stock shall receive, at the same time such distribution is made with respect to Common Stock, such cash, the number of securities or such other assets of the Corporation which they would have received had their Preferred Stock been converted into Common Stock immediately prior to the record date for determining holders of Common Stock entitled to receive such distribution.

     4.   Liquidation.  Upon any liquidation, dissolution or winding up of the
          -----------
Corporation, whether voluntary or involuntary, the holders of the shares of Preferred Stock shall first be entitled, before, any distribution or payment is made upon any stock ranking on liquidation junior to the Preferred Stock, to be paid an amount equal to the greater of (i) $1.586 per share in the case of each share of Series A Convertible Preferred Stock, $1.75 per share in the case of each such share of Series B Convertible Preferred Stock, $3.00 per share in the case of each share of Series C Convertible Preferred Stork and $6.00 per share in the case of each share of Series D Convertible Preferred Stock, plus, in the case of each share, an amount equal to all accrued and unpaid dividends thereon (whether or not declared) and any other dividends declared but unpaid thereon, computed to the date payment thereof is made available, or (ii) such amount per share as would have been payable had each such share of Preferred Stock been converted to Common Stock pursuant to paragraph 6 immediately prior to such liquidation, dissolution or winding up, and the holders of Preferred Stock shall not be entitled to any further payment, such amount payable with respect to one share of Preferred Stock being sometimes referred to as the "Liquidation Preference Payment" and with respect to all shares of Preferred Stock being sometimes referred to as the "Liquidation Preference Payments". If upon such liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the assets to be distributed among the holders of Preferred Stock shall be insufficient to permit payment in full to the holders of Preferred Stock of the Liquidation Preference Payments, then the entire assets of the Corporation to be so distributed shall be distributed ratably, based upon Liquidation Payments, among the holders of Preferred Stock. Upon any such liquidation, dissolution or winding up of the Corporation, immediately after the holders of Preferred Stock shall have been paid in full the Liquidation Preference Payments, the remaining net assets of the Corporation available for distribution may be distributed ratably among the holders of Common Stock. Written notice of such liquidation, dissolution or winding up, stating a payment date and the place where said payments shall be made, shall be given by mail, postage prepaid, or by telex or telecopier to non-U.S. residents, not less than 20 days prior to the payment date stated therein, to the holders of record of Preferred Stock, such notice to be addressed to each such holder at its address as shown by the records of the Corporation. The consolidation or merger of the Corporation into or with any other entity or entities which results in the exchange of outstanding shares of the Corporation for securities or other consideration issued or paid or caused to be issued or paid by any such entity or affiliate thereof (excluding any consolidation or merger in which the shareholders of the Corporation hold more than fifty percent (50%) of the voting securities of the surviving corporation), and the sale or transfer by the Corporation of all or substantially all its assets, shall be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of the provisions of this paragraph 4. For purposes hereof, the Common Stock shall rank in liquidation junior to the Preferred Stock.

     5.   Restrictions.  At any time when shares of Preferred Stock are
          ------------
outstanding, except where the vote or written consent of the holders of a greater number of shares of the Corporation is required by law or by the Certificate of Incorporation, and in addition to any other vote required by law or the Certificate of Incorporation, without the approval of the holders of at least two-thirds (2/3) of the then outstanding shares of Preferred Stock, given in writing or by vote at a meeting, consenting or voting (as the case may be) together as a single series, the Corporation will not:

          5A. Create or authorize the creation of any additional class or series of shares of stock unless the same ranks junior to the Preferred Stock as to the distribution of assets on the liquidation, dissolution or winding up of the Corporation, or increase the authorized amount of the Series A Convertible Preferred Stock, Series B Convertible Preferred Stock, Series C Convertible Preferred Stork or Series D Convertible Preferred Stock or increase the authorized amount of any additional class or series of shares of stock unless the same ranks junior to the Preferred Stock as to the distribution of assets on the liquidation, dissolution or winding up of the Corporation, or create or authorize any obligation or security convertible into shares of Series A Convertible Preferred Stock, Series B Convertible Preferred Stock, Series C Convertible Preferred Stock or Series D Convertible Preferred Stock or into shares of any other class or series of stock unless the same ranks junior to the Preferred Stock as to the distribution of assets on the liquidation, dissolution or winding up of the Corporation, whether any such creation, authorization or increase shall be by means of amendment to the Certificate of Incorporation or by merger, consolidation or otherwise;

          5B. Consent to any liquidation, dissolution or winding up of the Corporation or consolidate or merge into or with any other entity or entities or sell or transfer all or substantially all its assets;

          5C. Amend, alter or repeal its Certificate of Incorporation or By-laws so as to adversely affect the rights of the holders of the Series A Convertible Preferred Stock, the Series B Convertible Preferred Stock, the Series C Convertible Preferred Stock or Series D Convertible Preferred Stock;

          5D. Purchase or set aside any sums for the purchase of, or pay any dividend or make any distribution on, any shares of stock other than the Preferred Stock, except for dividends or other distributions payable on the Common Stock solely in the form of additional shares of Common Stock and except for the purchase of shares of Common Stock from former employees of the Corporation who acquired such shares directly from the Corporation, if each such purchase is made pursuant to contractual rights held by the Corporation relating to the termination of employment of such former employee and the purchase price does not exceed the original issue price paid by such former employee to the Corporation for such shares; or

          5E. Redeem or otherwise acquire any shares of Preferred Stock except as expressly authorized in paragraph 7 hereof or pursuant to a purchase offer made pro rata to all holders of shares of Preferred Stock on the basis of the aggregate number of outstanding shares, of Preferred Stock then held by each such holder.

     6.   Conversions.  The holders of shares of Preferred Stock shall have the
          -----------
following conversion rights:

          6A.  Right to Convert.  Subject to the terms and conditions of this
               ----------------
paragraph 6, the holder of any share or shares of Preferred Stock shall have the right, at its option at any time, to convert any such shares of Preferred Stock (except that upon any liquidation of the Corporation the right of conversion shall terminate at the close of business on the business day fixed for payment of the amount distributable on the Preferred Stock) into such number of fully paid and nonassessable shares of Common Stock as is obtained by (A) in the case of the Series A Convertible Preferred Stock, (i) multiplying the number of shares of Series A Convertible Preferred Stock so to be converted by $1.586 and
(ii) dividing the result by the conversion price of $1.586 per share or, in case an adjustment of such price has taken place pursuant to the further provisions of this paragraph 6, then by the conversion price as last adjusted and in effect at the date any share or shares of Series A Convertible Preferred Stock are surrendered for conversion; (B) in the case of the Series B Convertible Preferred Stock, (i) multiplying the number of shares of Series B Convertible Preferred Stock so to be converted by $1.75 and (ii) dividing the result by the conversion price of $1.44241251 per share or, in case an adjustment of such price has taken place pursuant to the further provisions of this paragraph 6, then by the conversion price as last adjusted and in effect at the date any share or shares of Series B Convertible Preferred Stock are surrendered for conversion; (C) in the case of the Series C Convertible Preferred Stock, (i) multiplying the number of shares of Series C Convertible Preferred Stock so to be converted by $3.00 and (ii) dividing the result by the conversion price of $2.50 per share, or, in the case an adjustment of such price has taken place pursuant to the further provisions of this paragraph 6, then by the conversion price as last adjusted and in effect at the date any share or shares of series C Convertible Preferred Stock are surrendered for conversion; and (D) in the case of the Series D Convertible Preferred Stock, (i) multiplying the number of shares of Series D Convertible Preferred Stock so to be converted by $6.00 and (ii) dividing the result by the conversion price of $6.00 per share or, in the case an adjustment of such price has taken place pursuant to the further provisions of this paragraph 6, then by the conversion price as last adjusted and in effect at the date any share or shares of Series D Convertible Preferred Stock are surrendered for conversion. The conversion price set forth in each of clause A(ii), clause B(ii), clause C(ii) and clause D(ii) hereof or such price as last adjusted, being referred to as the "Conversion Price". Such rights of conversion shall be exercised by the holder thereof by giving written notice that the holder elects to convert a stated number of shares of Preferred Stock into Common Stock and by surrender of a certificate or certificates for the shares so to be converted to the Corporation at its principal office (or such other office or agency of the Corporation as the Corporation may designate by notice in writing to the holders of the Preferred Stock) at any time during its usual business hours on the date set forth in such notice, together with a statement of the name or names (with address) in which the certificate or certificates for shares of Common Stock shall be issued.

          6B.  Issuance of Certificates; Time Conversion Effected.  Promptly
               --------------------------------------------------
after the receipt of the written notice referred to in subparagraph 6A and surrender of the certificate or certificates for the share or shares of Preferred Stock to be converted, the Corporation shall issue and deliver, or cause to be issued and delivered, to the holder, registered in such name or names as such holder may direct, a certificate or certificates for the number of whole shares of Common Stock issuable upon the conversion of such share or shares of Preferred Stock. To the extent permitted by law, such conversion shall be deemed to have been effected and the applicable Conversion Price shall be determined as of the close of business on the date on which such written notice shall have been received by the Corporation and the certificate or certificates for such share or shares shall have been surrendered as aforesaid, and at such time the rights of the holder of such share or shares of Preferred Stock shall cease, and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares represented thereby.

          6C.  Fractional Shares; Dividends; Partial Conversion.  No fractional
               ------------------------------------------------
shares shall be issued upon conversion of Preferred Stock into Common Stock and no payment or adjustment shall be made upon any conversion on account of any cash dividends on the Common Stock issued upon such conversion. At the time of each conversion, the Corporation shall pay, out of assets legally available therefor, in cash an amount equal to all dividends excluding Accruing Dividends and dividends payable pursuant to paragraph 3(b), declared and unpaid on the shares of Preferred Stock surrendered for conversion to the date upon which such conversion is deemed to take place as provided in subparagraph 6B. In case the number of shares of Preferred Stock represented by the certificate or certificates surrendered pursuant to subparagraph 6A exceeds the number of shares converted, the Corporation shall, upon such conversion, execute and deliver to the holder, at the expense of the Corporation, a new certificate or certificates for the number of shares of Preferred Stock represented by the certificate or certificates surrendered which are not to be converted. If any fractional share of Common Stock would, except for the provisions of the first sentence of this subparagraph 6C, be delivered upon such conversion, the Corporation, in lieu of delivering such fractional share, shall pay to the holder surrendering the Preferred Stock for conversion an amount in cash equal to the current market price of such fractional share as determined in good faith by the Board of Directors of the Corporation.

          6D.  Adjustment of Price Upon Issuance of Common Stock.  Except as
               -------------------------------------------------
provided in subparagraph 6E, if and whenever the Corporation shall issue or sell, or is, in accordance with subparagraphs 6D (1) through 6D (7), deemed to have issued or sold, any shares of Common Stock for a consideration per share less than any Conversion Price in effect immediately prior to the time of such issue or sale, then, forthwith upon such issue or sale, such Conversion Price shall be reduced to the price determined by dividing (i) an amount equal to the sum of (a) the number of shares of Common Stock outstanding immediately prior to such issue or sale (including the number of shares of Common Stock then issued or issuable upon conversion of all issued and outstanding shares of Preferred Stock) multiplied by the then existing Conversion Price and (b) the consideration, if any, received by the Corporation upon such issue or sale, by
(ii) the total number of shares of Common Stock outstanding immediately after such issue or sale (including the number of shares of Common Stock then issued or issuable upon conversion of all issued and outstanding shares of Preferred Stock).

     For purposes of this subparagraph 6D, the following subparagraphs 6D(l) to 6D(7) shall also be applicable:

               6D(1)  Issuance of Rights or Options.  In case at any time the
                      -----------------------------
     Corporation shall in any manner grant (whether directly or by assumption in a merger or otherwise) any warrants or other rights to subscribe for or to purchase, or any options for the purchase of, Common Stock or any stock or security convertible into or exchangeable for Common Stock (such warrants, rights or options being called "Options" and such convertible or exchangeable stock or securities being called "Convertible Securities") whether or not such Options or the right to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such options or upon the conversion or exchange of such Convertible Securities (determined by dividing (i) the total amount, if any, received or receivable by the Corporation as consideration for the granting of such Options, plus the minimum aggregate amount of additional consideration, payable to the Corporation upon the exercise of all such Options, plus, in the case of such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options) shall be less than any Conversion Price in effect lately prior to the time of the granting of such Options, then the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total maximum amount of such Convertible securities issuable upon the exercise of such Options shall be deemed to have been issued for such price per share as of the date of granting of such Options or the issuance of such Convertible Securities and thereafter shall be deemed to be outstanding. Except as otherwise provided in subparagraph 6D(3), no adjustment of any conversion Price shall be made upon the actual issue of such Common Stock or of such Convertible Securities upon exercise of such Options or upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities.

               6D(2)  Issuance of Convertible Securities.  In case the
                      ----------------------------------
     Corporation shall in any manner issue (whether directly or by assumption in a merger or otherwise) or sell any Convertible Securities, whether or not the rights to exchange or convert any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange (determined by dividing (i) the total amount received or receivable by the corporation as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities) shall be less than any Conversion Price in effect immediately prior to the time of such issue or sale, then the total maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall be deemed to have been issued for such price per share as of the date of the issue or sale of such Convertible Securities and thereafter shall be deemed to be outstanding, provided that (a) except as otherwise provided in subparagraph 6D(3), no adjustment of any Conversion Price shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities and (b) if any such issue or sale of such Convertible Securities is made upon exercise of any Options to purchase any such Convertible Securities for which adjustments of any Conversion Price have been or are to be made pursuant to other provisions of this subparagraph 6D, no further adjustment of such Conversion Price shall be made by reason of such issue or sale.

               6D(3)  Change in Option Price or Conversion Rate.  Upon the
                      -----------------------------------------
     happening of any of the following events, namely, if the purchase price provided for in any Option referred to in subparagraph 6D(1), the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in subparagraph 6D(1) or 6D(2), or the rate at which Convertible Securities referred to in subparagraph 6D(1) or 6D(2) are convertible into or exchangeable for Common Stock shall change at any time (including, but not limited to, changes under or by reason of provisions designed to protect against dilution), each Conversion Price in effect at the time of such event shall forthwith be readjusted to the Conversion Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold, but only if as a result of such adjustment the Conversion Price then in effect hereunder is thereby reduced; and on the expiration of any such Option or the termination of any such right to convert or exchange such Convertible Securities, each Conversion Price then in effect hereunder shall forthwith be increased to the Conversion Price which would have been in effect at the time of such expiration or termination had such Option or Convertible Securities, to the extent outstanding immediately prior to such expiration or termination, never been issued.

               6D(4)  Stock Dividends.  In case the Corporation shall declare a
                      ---------------
     dividend or make any other distribution upon any stock of the Corporation payable in Common Stock (except for dividends or distributions upon the Common Stock), Options or Convertible Securities, any Common Stock, Options or Convertible Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration.

               6D(5)  Consideration for Stock.  In case any shares of Common
                      -----------------------
     Stock, Options or Convertible Securities shall be issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Corporation therefor, without deduction therefrom of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Corporation in connection therewith. In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Corporation shall be deemed to be the fair value of such consideration as determined in good faith by the Board of Directors of the Corporation, without deduction of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Corporation in connection therewith. In case any options shall be issued in connection with the issue and sale of other securities of the Corporation, together comprising one integral transaction in which no specific consideration is allocated to such Options by the parties thereto, such Options shall be deemed to have been issued for such consideration as determined in good faith by the Board of Directors of the Corporation.

               6D(6)  Record Date.  In case the Corporation shall take a record
                      -----------
     of the holders of its Common Stock for the purpose of entitling them (i) to receive a dividend or other distribution payable in Common Stock, Options or Convertible Securities or (ii) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

               6D(7)  Treasury Shares.  The number of shares of Common Stock
                      ---------------
     outstanding at any given time shall not include shares owned or held by or for the account of the Corporation, and the disposition of any such shares shall be considered an issue or sale of Common Stock for the purpose of this subparagraph 6D.

          6E.  Certain Issues of Common Stock and Other Events Excepted.
               --------------------------------------------------------
Anything herein to the contrary notwithstanding, the Corporation shall not be required to make any adjustment of any Conversion Price in the case of the issuance of (i) up to an aggregate of 836,350 shares ("Reserved Shares") (appropriately adjusted to reflect the occurrence of any event described in subparagraph 6F) of Common Stock or Options therefor (including Options to purchase 536,350 shares of Common Stock outstanding on and Options to purchase 300,000 shares of Common Stock which may be granted after April 1, 1996) to directors, officers, employees or consultants of the Corporation in connection with their service to the Corporation or their employment by the Corporation (Any options, or portion thereof, currently outstanding or hereafter issued by the Company which expire or terminate unexercised and any shares of Common Stock issued upon exercise of any options currently outstanding or upon exercise of any options hereafter issued by the Company which are repurchased by the Company at a purchase price per share no greater than the price per share paid to the Company upon exercise of such options shall not reduce the number of "Reserved Shares"), (ii) shares of Common Stock issued upon conversion of the Preferred Stock and (iii) up to an aggregate of 622,122 shares of Common Stock issued upon the exercise of warrants, outstanding as of April 1, 1996, to purchase shares of Common Stock. Any shares of Common Stock issued pursuant to clause (i) of this subparagraph 6E which are hereinafter repurchased by the Corporation at a purchase price per share no greater than the price per share paid to the Corporation upon the issuance of such shares shall again be available for issuance pursuant to clause (i) of this subparagraph 6E.

          6F.  Subdivision or Combination of Common Stock.  In case the
               ------------------------------------------
Corporation shall at any time subdivide (by any stock split, stock dividend or otherwise) its outstanding shares of

Common Stock into a greater number of shares, each Conversion Price in effect immediately prior to such subdivision shall be proportionately reduced, and, conversely, in case the outstanding shares of Common Stock shall be combined into a smaller number of shares, each Conversion Price in effect immediately prior to such combination shall be proportionately increased.

          6G.  Reorganization or Reclassification.  If any capital
               ----------------------------------
reorganization or reclassification of the capital stock of the Corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such reorganization or reclassification, lawful and adequate provisions shall be made whereby each holder of a share or shares of Preferred Stock shall thereupon have the right to receive, upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock immediately theretofore receivable upon the conversion of such share or shares of Preferred Stock, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such Common Stock immediately theretofore receivable upon such conversion had such reorganization or reclassification not taken place, and in any such case appropriate provisions shall be made with respect to the rights and interests of such holder to the end that the provisions hereof (including without limitation provisions for adjustments of the Conversion Prices) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise of such conversion rights.

          6H.  Notice of Adjustment.  Upon any adjustment of the Conversion
               --------------------
Price of any series of Preferred Stock, then and in each such case the Corporation shall give written notice thereof, by first class mail, postage prepaid, or by telex or telecopier to non-U.S. residents, addressed to each holder of shares of such series of Preferred Stock at the address of such holder as shown on the books of the Corporation, which notice shall state the Conversion Price resulting from such adjustment, setting forth in reasonable detail the method upon which such calculation is based.

          6I.  Other Notices.  In case at any time:
               -------------

               (1) the Corporation shall declare any dividend upon its Common Stock payable in cash or stock or make any other distribution to the holders of its Common Stock;

               (2) the Corporation shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or other rights;

               (3) there shall be any capital reorganization or reclassification of the capital stock of the Corporation, or a consolidation or merger of the

     Corporation with or into, or a sale of all or substantially all its assets to, another entity or entities; or

               (4) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Corporation;

then, in any one or more of said cases, the Corporation shall give, by first class mail, postage prepaid, or by telex or telecopier to non-U.S. residents, addressed to each holder of any shares of Preferred Stock at the address of such holder as shown on the books of the Corporation, (a) at least 20 days' prior written notice of the date on which the books of the Corporation shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up and (b) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, at least 20 days' prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause (a) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto and such notice in accordance with the foregoing clause (b) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be.

          6J.  Stock to be Reserved.  The Corporation will at all times reserve
               --------------------
and keep available out of its authorized Common Stock, solely for the purpose of issuance upon the conversion of Preferred Stock as herein provided, such number of shares of Common Stock as shall then be issuable upon the conversion of all outstanding shares of Preferred Stock. The Corporation covenants that all shares of Common Stock which shall be so issued shall be duly and validly issued and fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof, and, without limiting the generality of the foregoing, the Corporation covenants that it will from time to time take all such action as may be requisite to assure that the par value per share of the Common Stock is at all times equal to or less than the Conversion Prices in effect at the time. The Corporation will take all such action as may be necessary to assure that all such shares of Common Stock may be so issued without violation of any applicable law or regulation, or of any requirement of any national securities exchange upon which the Common Stock may be listed. The Corporation will not take any action which results in any adjustment of any Conversion Price if the total number of shares of Common Stock issued and issuable after such action upon conversion of the Preferred Stock would exceed the total number of shares of Common Stock then authorized by its Certificate of Incorporation.

          6K.  No Reissuance of Preferred Stock.  Shares of Preferred Stock
               --------------------------------
which are converted into shares of Common Stock as provided herein shall not be reissued.

          6L.  Issue Tax.  The issuance of certificates for shares of Common
               ---------
Stock upon conversion of Preferred Stock shall be made without charge to the holders thereof for any issuance tax in respect thereof, provided that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the holder of the Preferred stock which is being converted.

          6M.  Closing of Books.  The Corporation will at no time close its
               ----------------
transfer books against the transfer of any Preferred Stock or of any shares of Common Stock issued or issuable upon the conversion of any shares of Preferred Stock in any manner which interferes with the timely conversion of such Preferred Stock, except as may otherwise be required to comply with applicable securities laws.

          6N.  Definition of Common Stock.  As used in this paragraph 6, the
               --------------------------
term "Common Stock" shall mean and include the Corporation's authorized Common Stock, par value $.01 per share, as constituted on the date of filing of these terms of the Preferred Stock, and shall also include any capital stock of any class of the Corporation thereafter authorized which shall neither be limited to a fixed sum or percentage of par value in respect of the rights of the holders thereof to participate in dividends nor entitled to a preference in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation; provided that the shares of Common Stock receivable upon conversion of shares of Preferred Stock shall include only shares designated as Common Stock of the Corporation on the date of filing of this instrument, or in case of any reorganization or reclassification of the outstanding shares thereof, the stock, securities or assets provided for in subparagraph 6G.

          6O.  Mandatory Conversion.  If at any time (A) the Corporation shall
               --------------------
effect a firm commitment underwritten public offering of shares of Common Stock in which (i) the aggregate price paid for such shares by the public shall be at least $7,500,000 and (ii) the price paid by the public for such shares shall be at least $10.00 per share (appropriately adjusted to reflect the occurrence of any event described in subparagraph 6F) or (B) there shall be less than ten percent (10%) of the originally issued shares of Preferred Stock outstanding, then effective upon the closing of the sale of such shares by the Corporation pursuant to such public offering or such reduction in the number of shares of Preferred Stock, as the case may be, all outstanding shares of Preferred Stock shall automatically and without any further action on the part of the Corporation convert to shares of Common Stock.

     7.   Redemption.  The shares of Preferred Stock shall be redeemed as
          ----------
follows:

          7A.  Optional Redemption.  Commencing on and from April 1, 2000, and
               -------------------
on the same date in each following year, the holders of at least two-thirds of the shares of the Preferred Stock then outstanding ("Requesting Holders") may request the Corporation to redeem one-third (1/3) of the outstanding Preferred Stock held by such Requesting Holders at the redemption price described paragraph 7B below. The Requesting Holders shall give the Corporation notice, by mail, postage prepaid (un "Optional Redemption Notice"), at least 10, but no more than 90, days prior to the date fixed for redemption pursuant to this paragraph 7A of their election to effect a redemption of shares of Preferred Stock. Upon receipt of an Optional Redemption Notice, the Company shall notify all holders of Preferred Stock who are not Requesting Holders ("Non-Requesting Holders") of the redemption request, and each Non-Requesting Holder shall have 30 days from the date of such notice to redeem, at the redemption price described in paragraph 7(B) below, the same percentage of Preferred Shares held by such Non-Requesting Holders as has been requested for redemption by the Requesting Holders. The redemption price described in paragraph 7B below shall be paid on the time and date (the "Redemption Date") and at the place fixed for redemption and specified in the Optional Redemption Notice upon surrender to the Corporation of certificates representing the shares of Preferred Stock to be redeemed.

          7B.  Redemption Price and Payment.  The Preferred Stock to be redeemed
               ----------------------------
on the Redemption Date shall be redeemed by paying for each share in cash an amount equal to the greater of (i) the Liquidation Preference Payment for such Preferred Stock and (ii) the Fair Market Value as of the date ninety (90) days prior to the applicable Redemption Date (the "Valuation Date") , such amount being referred to as the "Redemption Price". Such payment shall be made in full on the Redemption Date to the holders entitled thereto.

          7C.  Redemption Mechanics.  From and after the close of business on
               --------------------
the Redemption Date, unless there shall have been a default in the payment of the Redemption Price, all rights of holders of shares of Preferred Stock whose shares are to be redeemed on such Redemption Date (except the right to receive the Redemption Price) shall cease with respect to such shares, and such shares shall not thereafter be transferred on the books of the Corporation or be deemed to be outstanding for any purpose whatsoever. If the funds of the Corporation legally available for redemption of shares of Preferred Stock on the Redemption Date are insufficient to redeem the total number of outstanding shares of Preferred Stock then to be redeemed, the holders of such shares of Preferred Stock shall share ratably, based upon Liquidation Payments, in any funds legally available for redemption of such shares according to the respective amounts which would be payable with respect to the full number of shares owned by them if all such outstanding shares were redeemed in full. The shares of Preferred Stock due for redemption but not redeemed shall remain outstanding and entitled to all rights and preferences provided herein. At any time thereafter when additional funds of the Corporation are legally available for the redemption of such shares of Preferred Stock, such funds will be used, at the end of the next succeeding fiscal quarter, to redeem the balance of such shares, or such portion thereof for which funds are then legally available, on the basis set forth above.

          7D.  Fair Market Value.  For the purposes of this paragraph 7, "Fair
               -----------------
Market Value" per share of Preferred Stock shall mean:

               7D(1) if the Corporation's Common Stock is publicly traded, an amount (A) equal to (x) the average on the Valuation Date of the high and low prices of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if such stock is then traded on a national securities exchange; or (y) last reported sale price on the Valuation Date of the Common Stock on the Nasdaq National Market System, if the Common Stock is not then traded on a national securities exchange; or
     (z) the closing bid price (or average of bid prices) last quoted on the Valuation Date by an established quotation service for over-the-counter securities, if the Common Stock is not reported on the Nasdaq National Market System, (B) multiplied by the number of shares of Common Stock (including fractions of a share) into which each share of Preferred Stock may be converted as of the Valuation Date; or

               7D(2) if the Corporation's Common Stock is not publicly traded as provided in subparagraph 7(D)(1) above, an amount (A) determined by dividing the Corporation's Fair Market Value, determined as of the Valuation Date, by the number of actual outstanding shares of Common Stock, on a fully-diluted basis, as of the Valuation Date, (B) multiplied by the number of shares of Common Stock (including fractions of a share) into which each share of Preferred Stock may be converted as of the Valuation Date, The Corporation's Fair Market Value shall be the price which could be obtained for one hundred percent (100%) of the equity interest in the Corporation on a consolidated basis if the Corporation were sold to a willing buyer by a willing seller in a single arm's length transaction, determined by considering the Corporation's profits after tax, book value, revenues and cash flow as of the Valuation Date.

               In the event that the Fair Market Value per share of Common Stock is to be determined pursuant to subparagraph 7D(2) above then, in such event, on or before thirty (30) days after the Valuation Date, a representative of the Corporation and a representative of the holder or holders of a majority of the then outstanding shares of Preferred Stock will use their best efforts to reach agreement on the Corporation's Fair Market Value. If they are unable to reach such agreement within ten (10) days after the end of such period, the Corporation and such holder or holders will agree on the selection of an independent appraiser. Such appraiser will have fifteen (15) days in which to determine the Corporation's Fair Market Value, and its determination thereof will be final and binding on all parties concerned. If the Corporation and such holder or holders are unable to reach an agreement as to an independent appraiser within five (5) days after the aforesaid ten (10) day period, then two appraisers will be appointed within five (5) days thereafter to determine the Corporation's Fair Market Value, one by the Corporation and one by the holder or holders of a majority of the then outstanding shares of Preferred Stock. Each of the Corporation and such holder or holders will cause their appraiser to determine independently the Corporation's Fair Market Value within fifteen (15) days after the time of their appointment. If the lesser of the two appraised values so determined (the "Low Value") exceeds or is equal to ninety percent (90%) of the value of the greater of the two appraised values (the "High Value"), the Corporation's Fair Market Value will be deemed to be equal to the average of tho two appraisals. If the Low Value is less than ninety percent (90%) of the High Value, the two appraisers will themselves appoint a third appraiser within five (5) days after the two appraisals have been rendered. Such third appraiser will have fifteen (15) days in which to determine independently the Corporation's Fair Market Value. The median of the three (3) appraised values shall be binding on all parties concerned as the Corporation's Fair Market Value. The expenses of the appraisal will be borne solely by the Corporation.

          7E.  Redeemed or Otherwise Acquired Shares to be Retired.  Any shares
               ---------------------------------------------------
of Preferred Stock redeemed pursuant to this paragraph 7 or otherwise acquired by the Corporation in any manner whatsoever shall be cancelled and shall not under any circumstances be reissued; and the Corporation may from time to time take such appropriate corporate action as may be necessary to reduce accordingly the number of authorized shares of Preferred Stock.

     8.   Amendments.  No provision of these terms of the Preferred Stock may be
          ----------
amended, modified or waived without the written consent or affirmative vote of the holders of at least two-thirds (2/3) of the then outstanding shares of Preferred Stock, voting together as a single class.

     IN WITNESS WHEREOF, Lightbridge, Inc. has caused this certificate to be signed by its President this ____ day of April, 1996.

                                                  LIGHTBRIDGE, INC.



                                                  By:/s/ Pamela D.A. Reeve
                                                     ----------------------
                                                     Its President